As filed with the Securities and Exchange Commission on September 24, 2025

Securities Act Registration No. 333-234544
Investment Company Act Registration No. 811-23439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ____ ☐
Post-Effective Amendment No. 396 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 398 ☒

ETF OPPORTUNITIES TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	__________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IDX Alternative FIAT ETF

PROSPECTUS

September 24, 2025

This prospectus describes IDX Alternative FIAT ETF (the “Fund”) which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
IDX Alternative FIAT ETF	GLDB	NASDAQ Stock Market®

Neither the U.S. Securities and Exchange Commission (“SEC”) nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – IDX Alternative FIAT ETF

INVESTMENT OBJECTIVE

The IDX Alternative FIAT ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.95%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.95%
(1)	Under the Investment Advisory Agreement, IDX Advisors, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund will invest in IDX Alternative FIAT (Cayman) Portfolio S.P., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IDX Subsidiary”). The IDX Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the IDX Subsidiary’s assets, and for the payment and/or reimbursement of the IDX Subsidiary’s expenses to the same extent as such expenses are paid or reimbursed to the Fund, pursuant to which the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund (the “Subsidiary Management Agreement”). The Adviser is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser under the Subsidiary Management Agreement. This waiver will remain in effect for as long as the Subsidiary Management Agreement is in place.

(2)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
IDX Alternative FIAT ETF	$97	$303

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes that the Fund must pay. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to provide exposure to a blend of digital assets and precious metals, primarily focusing on Bitcoin and gold. The Fund employs a dynamic asset allocation strategy that targets balanced exposure to its core assets of Bitcoin and gold, with dynamic tilts in allocation up or down to either asset based on proprietary risk metrics, including volatility, momentum, and other quantitative factors. This strategy is designed to balance risk-adjusted exposure between the two asset classes rather than rotate in and out of them.

To implement this strategy, the Fund primarily invests in derivatives linked to Bitcoin and gold, including futures and other instruments that provide direct or synthetic exposure (e.g., swaps and options) to Bitcoin and gold. This will include derivatives on Alternative FIAT (primarily Bitcoin and gold) and derivatives on Alternative FIAT ETPs (as defined below) and investments in Alternative FIAT ETPs. In addition to its core exposures of bitcoin and gold, the Fund will allocate a portion of its assets (up to 40%) to other related exposures, such as exposure to Ether (“ETH”), Solana (“SOL”), XRP, silver, and other cryptocurrency or precious metal assets, (each of Bitcoin and gold and each such other asset, an “Alternative FIAT”). Exposures to Alternative FIAT other than Bitcoin and gold is governed by the Adviser’s view of market conditions, including, but not limited to, realized and implied volatility and relative and absolute momentum. The Fund will use direct investments in Alternative FIAT ETPs (rather than derivatives) when deemed to be more efficient (e.g., less expensive than derivatives) by the Adviser. Such Alternative FIAT assets are not money or legal tender issued by a government or central bank (e.g., the U.S. Dollar). The Fund will not invest directly in any Alternative FIAT. Under normal circumstances, the Fund will generally seek 1.25x exposure to its portfolio assets and the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide exposure to Alternative FIAT. These investments will include futures, options, swaps, and other derivatives on Alternative FIAT and exchange-traded products (“ETPs”) that hold bitcoin, gold, and other Alternative FIAT (such ETPs, “Alternative FIAT ETPs”).

The Fund uses a rules-based, quantitative allocation framework to determine the weekly balance of exposure to Bitcoin and gold. While the starting target allocation is evenly split (50%/50%) between Bitcoin and gold, actual percentage weights are adjusted based on a combination of the assets’ recent momentum, volatility, and proprietary risk signals. Assets with lower relative volatility and stronger momentum may receive higher allocations, consistent with the Fund’s goal of delivering more stable (i.e., low volatility) exposure across market cycles. There is no maximum or minimum limit for the Fund’s exposure to either Bitcoin or gold and the Fund may allocate up to 100% of its assets in either Bitcoin or gold.

The Adviser generally reviews and adjusts the portfolio on a weekly basis in response to evolving market conditions and quantitative inputs. While tactical deviations may occur, the strategy emphasizes maintaining a balanced exposure across Bitcoin and gold.

The Fund will not invest directly in Alternative FIAT (either directly or through the IDX Subsidiary (as defined below). The Fund’s portfolio composition will fluctuate, and the Fund may allocate 25% to 50% of its total assets to an Alternative FIAT ETP. The Fund reserves the right to change the Fund’s allocation among the Alternative FIAT ETPs, and to invest in other ETPs not currently among the underlying Alternative FIAT ETPs, from time to time without notice to investors.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer.

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The Fund’s Portfolio Composition

The Fund seeks to gain exposure to Alternative FIAT, in whole or in part, through investments in a subsidiary organized in the Cayman Islands, the IDX Alternative FIAT (Cayman) Portfolio S.P. (the “IDX Subsidiary”). The IDX Subsidiary is wholly-owned and controlled by the Fund. The Fund will invest in Alternative FIAT ETPs that produce qualifying income (as discussed below) and will also likely have significant cash investments.

The Fund’s investment in the IDX Subsidiary may not exceed 25% of the Fund’s total assets (the “Subsidiary Limit”) as of each quarter-end in accordance with the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment in the IDX Subsidiary is intended to provide the Fund with exposure to Alternative FIAT returns while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the IDX Subsidiary. The IDX Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in financial instruments that provide exposure to Alternative FIAT. The IDX Subsidiary will also invest in Alternative FIAT ETPs to the extent an Alternative FIAT ETP generates non-qualifying income. The Fund will aggregate its investments with the IDX Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the IDX Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the IDX Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies and principal risks of the IDX Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the IDX Subsidiary.

The Fund (and the IDX Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following cash investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), and treasury inflation-protected securities. Such investments will provide liquidity and will be used as margin or collateralize the Fund’s and/or the IDX Subsidiary’s investments in futures, swaps, and options on Alternative FIAT.

The SEC maintains an Internet website on its EDGAR Database that includes the registration statement, shareholder reports, other regulatory filings and other information regarding each Alternative FIAT ETP. Information provided to or filed with the SEC by any of the Alternative FIAT ETPs pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) can be located by reference to the SEC through the SEC’s website at www.sec.gov.

In addition, information regarding Alternative FIAT assets may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

Information about the Alternative FIAT ETPs

While the Adviser generally expects the majority of the Fund’s exposure to be in Bitcoin and gold futures, the fund will also invest in ETPs. The purpose of each of the Alternative FIAT ETPs is to own the underlying asset (e.g., metal or cryptocurrency) purchased by the particular Alternative FIAT ETP in exchange for shares issued by the Alternative FIAT ETP. The assets of each Alternative FIAT ETP that invests in or has exposure to cryptocurrencies consist primarily of Bitcoin, Ether, SOL, XRP or the specific cryptocurrency in which it is designed to hold (“Crypto ETPs”), and is held by a custodian on behalf of the Alternative FIAT ETP. The assets of each Alternative FIAT ETP that invests in or has exposure to precious metals consist primarily of gold and silver, or other specific metal in which it is designed to hold (“Metal ETPs”), and is held by a custodian on behalf of the Alternative FIAT ETP. Generally, an Alternative FIAT ETP issues and redeems its shares only in blocks of shares (or “Baskets”) to registered broker-dealers that enter into a contract with the sponsor and the trustee of the particular Alternative FIAT ETP (“Authorized Participants”). Authorized Participants will purchase shares by depositing cash in the Alternative FIAT ETP’s account with its custodian. None of the Alternative FIAT ETPs in which the Fund may invest are affiliated with the Fund or its Adviser.

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Redemptions of Baskets may be suspended (i) during any period in which regular trading on the exchange on which shares of the particular Alternative FIAT ETP are traded is suspended or restricted, or the exchange is closed (other than scheduled holiday or weekend closings), or (ii) during a period when the sponsor determines that delivery, disposal or evaluation of an Alternative FIAT ETP is not reasonably practicable. If any of these events occurs at a time when an Authorized Participant intends to redeem shares, and the price of the underlying asset decreases before such Authorized Participant is able again to surrender for redemption Baskets, such Authorized Participant will sustain a loss with respect to the amount that it would have been able to obtain upon the redemption of its shares, had the redemption taken place when such Authorized Participant originally intended it to occur.  Individual shares will not be redeemed by the particular Alternative FIAT ETP, however, each Alternative FIAT ETP’s shares will be listed and traded on an exchange, as follows:

Alternative FIAT ETP	Exchange	Ticker Symbol	SEC CIK Number	SEC Filing Number
Grayscale Bitcoin Trust	NYSE Arca, Inc.	GBTC	0001588489	001-41906
Bitwise Bitcoin ETF	NYSE Arca, Inc.	BITB	0001763415	001-41907
Hashdex Bitcoin ETF	NYSE Arca, Inc.	DEFI	0001985840	001-42511
iShares Bitcoin Trust	The Nasdaq Stock Market, LLC	IBIT	0001980994	001-41914
Valkyrie Bitcoin Fund	The Nasdaq Stock Market, LLC	BRRR	0001841175	001-41909
Ark 21shares Bitcoin ETF	Cboe BZX Exchange, Inc.	ARKB	0001869699	001-41910
Invesco Galaxy Bitcoin ETF	Cboe BZX Exchange, Inc.	BTCO	0001855781	001-41913
VanEck Bitcoin Trust	Cboe BZX Exchange, Inc.	HODL	0001838028	001-41908
WisdomTree Bitcoin Fund	Cboe BZX Exchange, Inc.	BTCW	0001850391	001-03480
Fidelity Wise Origin Bitcoin Fund	Cboe BZX Exchange, Inc.	FBTC	0001852317	001-41904
Franklin Bitcoin ETF	Cboe BZX Exchange, Inc.	EZBC	0001992870	001-41915
Grayscale Ethereum Trust	NYSE Arca	ETHE	0002020455	000-56193
Bitwise Ethereum ETF	NYSE Arca	ETHW	0002013744	001-42159
Hashdex Nasdaq Ethereum ETF	Bermuda Stock Exchange	NQETH	0002031069	001-42511
iShares Ethereum Trust	The Nasdaq Stock Market LLC	ETHA	0002000638	001-42166
21shares Core Ethereum ETF	Cboe BZX Exchange, Inc.	CETH	0001992508	001-42151
Invesco Galaxy Ethereum ETF	Cboe BZX Exchange, Inc.	QETH	0001995569	001-42165
Vaneck Ethereum ETF	Cboe BZX Exchange, Inc.	ETHV	0001860788	001-42141
Fidelity Ethereum Fund	Cboe BZX Exchange, Inc.	FETH	0002000046	001-42163
Franklin Ethereum ETF	Cboe BZX Exchange, Inc.	EZET	0002011535	001-042169
SPDR Gold Trust	NYSE Arca	GLD	0001222333	001-32356
SPDR Gold MiniShares Trust	NYSE Arca	GLDM	0001618181	001-37996
iShares Silver Trust	NYSE Arca	SLV	0001330568	001-32863

Authorized Participants may offer shares of the Alternative FIAT ETP to the public at prices that depend on various factors, including the supply and demand for shares, the value of the Alternative FIAT ETP’s assets, and market conditions at the time of a transaction. Shareholders who buy or sell shares of a Alternative FIAT ETP during the day from their broker-dealer on the secondary market may do so at a premium or discount relative to the net asset value of the Alternative FIAT ETP’s shares. The value of shares of an Alternative FIAT ETP may not directly correspond to the price of its corresponding asset (i.e., cryptocurrency or metal), and is highly volatile. The price of an Alternative FIAT ETP may go down even if the price of the underlying asset remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

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Each Alternative FIAT ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of its corresponding asset or the index that it tracks. This means the sponsor does not speculatively sell its asset or assets at times when the asset or index component price is high or speculatively acquire the asset or index components at low prices in the expectation of future price increases. The Alternative FIAT ETPs will not utilize hedging, leverage, derivatives or any similar arrangements in seeking to meet its investment objective. The Alternative FIAT ETPs are not registered investment companies under the 1940 Act and are not required to register under the 1940 Act.

Each Alternative FIAT ETP’s custodian will keep custody of all of the Alternative FIAT ETP’s assets, other than that which is maintained in a trading account, in accounts that are required to be segregated from the assets held by the Custodian as principal and the assets of its other customers (the “Vault Balance”). Each Crypto ETP’s custodian will keep all of the private keys associated with such Crypto ETP’s digital asset held by the custodian in the Vault Balance in “cold storage”, which refers to a safeguarding method by which the private keys corresponding to the particular Crypto ETP’s digital asset are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.

The Alternative FIAT ETP’s net asset value means the total assets of the Alternative FIAT ETP including, but not limited to, all underlying asset and cash, less total liabilities of the Alternative FIAT ETP. The sponsor of each Alternative FIAT ETP has the exclusive authority to determine that Alternative FIAT ETP’s net asset value. Each Alternative FIAT ETP determines its net asset value on each day that the exchange on which it trades is open for regular trading, as promptly as practical after 4:00 p.m. EST. In determining its net asset value for Crypto ETPs, each Crypto ETP values the cryptocurrency asset it holds based on the price set by an index as of 4:00 p.m. Eastern time. Each Crypto ETP also determines the net asset value per share. In determining a Crypto ETP’s net asset value, the trustee or an administrator values the digital asset held by the Crypto ETP based on an Index price. The U.S. dollar value of a Basket of shares at 4:00 p.m., Eastern time, on the trade date of a creation or redemption order is equal to the basket amount, which is the quantity of a particular cryptocurrency required to create or redeem a Basket of shares, multiplied by the Index Price, which is the U.S. dollar value of a the cryptocurrency derived from the Crypto ETP’s digital asset trading platforms that are reflected in the particular Crypto ETP’s Index at 4:00 p.m., Eastern time, on each business day. The methodology used to calculate an Index price to value a cryptocurrency in determining the net asset value of a Crypto ETP may not be deemed consistent with U.S. generally accepted accounting principles.

Many of the Crypto ETPs have a limited operating history. Each Alternative FIAT ETP is subject to the information requirements of the Exchange Act and it files periodic reports with the SEC. Each of the Crypto ETPs are subject to reduced public company reporting requirements under the Jumpstart Our Business Startups Act (the “JOBS Act”). These Alternative FIAT ETPs are an “emerging growth company,” as defined in the JOBS Act. For as long as the particular Alternative FIAT ETP is an emerging growth company, such Alternative FIAT ETP may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes–Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in the Bitcoin Trust’s periodic reports and audited financial statements in this prospectus, exemptions from the requirements of holding advisory “say-on-pay” votes on executive compensation and shareholder advisory votes on “golden parachute” compensation and exemption from any rules requiring mandatory audit firm rotation and auditor discussion and analysis and, unless otherwise determined by the SEC, any new audit rules adopted by the Public Company Accounting Oversight Board.

The Fund has derived all disclosures contained in this document regarding the Alternative FIAT ETPs from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding any Alternative FIAT ETP is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Alternative FIAT ETPs have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning a Alternative FIAT ETP could affect the value of the Fund’s investments with respect to the Alternative FIAT ETPs and therefore the value of the Fund.

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PRINCIPAL INVESTMENT RISKS

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

CONCENTRATION RISK. The Fund will concentrate its investments in the particular industry or group of industries assigned to Alternative FIAT assets. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

CRYPTOCURRENCY RISK. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class with a limited history. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. Although the Fund does not directly invest in bitcoin, Ether (“ETH”), Solana (“SOL”), or the native token for the XRP Ledger (“XRP”), the Fund’s indirect investments in these cryptocurrencies are exposed to risks associated with the price of the underlying cryptocurrency, which is subject to numerous factors and risks. Investments in or exposure to cryptocurrencies, such as bitcoin or ETH, are subject to substantial risks, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market.

Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Cryptocurrency is not generally accepted as legal tender. Regulation of cryptocurrency is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of cryptocurrency. As digital assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of digital asset networks, digital asset users and the digital asset trading market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to digital asset markets. Ongoing and future regulatory actions with respect to digital assets generally or any single digital asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the cryptocurrency and/or the ability of the Fund to continue to operate.

The market for a cryptocurrency (such as bitcoin, ETH, or SOL) depends on, among other things: the supply and demand for the particular cryptocurrency (and their respective futures); the adoption of bitcoin or ETH (or another cryptocurrency) for commercial uses; the anticipated increase of investments in cryptocurrency-related investment products by retail and institutional investors; speculative interest in spot cryptocurrencies, cryptocurrency futures, and cryptocurrency-related investment products; regulatory or other restrictions on investors’ ability to invest in cryptocurrency futures; and the potential ability to hedge against the price of a cryptocurrency with their respective futures (and vice versa). The market prices of bitcoin and ETH, for example, have been subject to extreme fluctuations. The price of a cryptocurrency could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting the blockchain networks, events involving entities that facilitate transactions in a cryptocurrency, or changes in user preferences in favor of alternative cryptocurrencies. Furthermore, events that impact one cryptocurrency may lead to a decline in the value of other cryptocurrencies.

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Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated. Therefore, cryptocurrency exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. However, the digital asset trading platforms on which cryptocurrencies are traded, and which may serve as a pricing source that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategies. Cryptocurrency exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of cryptocurrencies on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Cryptocurrency exchanges are also subject to cyber security risks. Cryptocurrency exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of bitcoin and other cryptocurrencies and impact the value of bitcoin. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a cryptocurrency exchange to shut down temporarily or permanently, which may also affect the value of bitcoin.

The Fund’s investments in Crypto ETPs, expose the Fund to all of the risks related to cryptocurrencies described above and also expose the Fund to risks related to Crypto ETPs directly. Shares of Crypto ETPs may trade at a significant premium or discount to NAV. To the extent a Crypto ETP trades at a discount to NAV, the value of the Fund’s investment in such Crypto ETP would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies, including bitcoin, are susceptible to theft, loss and destruction. If a Crypto ETP experiences theft, loss, or destruction of its holdings, the Fund’s investments in such Crypto ETP could be harmed. Furthermore, because there is no guarantee that an active trading market for a Crypto ETP will exist at any time, the Fund’s investments in such vehicle may also be subject to liquidity risk, which can impair the value of the Fund’s investments in the Crypto ETP. Investors may experience losses if the value of the Fund’s investments in Crypto ETP declines.

BITCOIN INVESTING RISK. While the Fund (or the IDX Subsidiary) will not directly invest in Bitcoin, it will be subject to the risks associated with Bitcoin by virtue of its investments in Bitcoin derivative instruments and Crypto ETPs that hold Bitcoin. The further development of the Bitcoin Network and the acceptance and use of bitcoin are subject to a variety of factors that are difficult to evaluate. The value of bitcoin has been, and may continue to be, substantially dependent on speculation. The slowing, stopping or reversing of the development of the Bitcoin Network or the acceptance of bitcoin may adversely affect the price of bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which bitcoin trades. The Bitcoin Blockchain may contain flaws that can be exploited by hackers. A significant portion of bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of bitcoin.

Investing in Bitcoin exposes investors to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to Bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of Bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for Bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined Bitcoin, Bitcoin exchanges, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to Bitcoin-linked investments.

Companies engaged in Bitcoin mining are particularly susceptible to operational and financial risk caused by cyber-attacks, hacking, malware and other types of unauthorized access that could affect the company’s mining equipment, Bitcoin inventory and other mining rewards that will adversely affect the mining company’s profitability. Environmental concerns and related government regulations and restrictions have, and may do so again in the future, target Bitcoin mining companies.

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ETH INVESTING RISK: While the Fund (or the IDX Subsidiary) will not directly invest in ETH, it will be subject to the risks associated with ETH by virtue of its investments in ETH derivative instruments and Crypto ETPs that hold ETH. ETH is a relatively new innovation and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for ETH may be the result of speculation. Such speculation regarding the potential future appreciation of the price of ether may artificially inflate or deflate the price of ether and increase volatility. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading platforms. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether, they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ETH, they could halt payments. A significant portion of ETH is held by a small number of holders sometimes referred to as “whales”. Transactions by these holders may influence the price of ether.

ETH generally trades on trading platforms that support trading in a variety of crypto assets, and such trading platforms may be operating out of compliance with applicable regulations. Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ETH and ETH trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ETH). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ETH trading venues have been closed due to fraud, failure or security breaches. Investors in ETH may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Trading venues on which ETH is traded may become subject to enforcement actions by regulatory authorities.

The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ETH; ETH futures; Crypto ETPs that hold ETH, and the Fund.

SOL INVESTING RISK. While the Fund (or the IDX Subsidiary) will not directly invest in SOL, it will be subject to the risks associated with SOL by virtue of its investments in SOL derivative instruments and Crypto ETPs that hold SOL. The market price for SOL is extremely volatile and will likely continue to be volatile. SOL is the native token for the Solana Network and is used to pay for transaction fees on the Solana Network and for governance of the Solana Network through voting. Accordingly, the value of SOL is largely dependent on the acceptability and usage levels of the Solana Network and its applications by users. Factors contributing to the volatility of the price of SOL include, but are not limited to, the maintenance and development of the open-source software protocol of the Solana Network, forks in the Solana Network, speculation and consumer preferences and perceptions of SOL specifically and digital assets generally, investment and trading activities of large investors that invest directly or indirectly in SOL, and the fees associated with processing a transaction on the Solana Network, the speed at which transactions are processed and settled on the Solana Network. The price of SOL is also affected by interruptions in service from or closures or failures of major trading venues on which SOL is traded, cloud services, and network latency. As with cryptocurrencies, the price of SOL can also be impacted by malicious actors (e.g., hackers and fraudsters). The perception of the Solana Network will also affect its usage and the price of SOL. The Solana Network’s perception can be affected by any number of factors, including, but not limited to, changes in the governance of the network, loss in faith in certain important developers of by developers, inability to scale efficiently, falling out of favor generally. The price of SOL may also fluctuate in the same direction as the broader cryptocurrency market or a subset of the cryptocurrency market, such as Meme Coins.

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XRP INVESTING RISK. While the Fund (or the IDX Subsidiary) will not directly invest in XRP, it will be subject to the risks associated with XRP by virtue of its investments in XRP derivative instruments and Crypto ETPs that hold XRP. The value of the fund’s shares is indirectly tied to the market value of XRP, which is subject to extreme price fluctuations driven by a range of factors, including changes in global XRP supply, manipulative trading on largely unregulated digital asset trading platforms, and shifts in adoption and use of XRP as a medium of exchange or store of value. Additional risks arise from the technological design and governance of the XRP Ledger, an open-source blockchain protocol developed by Ripple Labs and introduced in 2012. Forks, network upgrades, validator disputes, and potential failures in the consensus mechanism could impair functionality and negatively impact investor confidence. Moreover, the significant XRP holdings of Ripple Labs and other early stakeholders pose risks of market manipulation or large-scale liquidation events.

Broader market dynamics and regulatory uncertainties further contribute to XRP’s risk profile. XRP’s legal classification remains unsettled and a final determination that XRP constitutes a security could materially affect its availability and price. Macroeconomic factors—such as interest rate expectations, inflation, and global financial conditions—as well as monetary policy, trade restrictions, and enforcement actions may also influence XRP’s value. Risks also stem from the operational vulnerabilities of digital asset trading platforms, including outages, liquidity issues, and withdrawal restrictions. If XRP is associated with illicit activities, legal actions or service disruptions could arise, further reducing market confidence. The emergence of competing digital assets and payment solutions, combined with the risk of a malicious actor gaining control over the XRP Ledger’s validating nodes, could further compromise the network’s stability. Given these interrelated risks, investors should be prepared for the possibility of substantial losses and considerable volatility in the value of the fund’s shares.

GOLD RISK.  The Fund invests in gold futures contracts and Metal ETPs that own gold. This subjects the Fund to the risks of gold generally and futures contracts. Neither the Fund nor the IDX Subsidiary invests directly in gold.

Gold is subject to market fluctuations influenced by large-scale gold sales, especially during economic crises, which can adversely impact gold prices and, in turn, the investment value of the Shares. Price movements in gold may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to the price movements in other asset classes. The price of gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical gold bullion has sales commission, storage, insurance and auditing expenses. Additional factors that impact the price of gold include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for gold, the quantity of gold imports and exports, factors that impact gold production, such as drought, floods and weather conditions, technological advances in the processing and mining of gold and an increase in the hedging of precious metals, such as gold. Investments in gold generally may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals, such as gold, is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. For example, large gold dispositions by the official sector – including central banks and other government entities – could result in excess supply of gold, potentially decreasing the value of gold.

Indirect Investments in Gold through Metal ETPs. GLD is not a registered investment company subject to the 1940 Act.

The valuation of the gold held by a Metal ETP is closely tied to the LBMA Gold Price PM. The LBMA, or London Bullion Market Association, plays a crucial role in setting the benchmark for gold prices. It is an international trade association representing the London market for gold and silver bullion, which has a major influence on the global bullion markets. This benchmark is established through a bidding process by various market participants and any inaccuracies in its calculation or modifications to the benchmark process could significantly impact a Metal ETP’s gold valuation.

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Metal ETPs face significant custodial and safeguarding risks regarding their gold holdings. There is an inherent danger of these gold bars being lost, damaged, stolen, or becoming inaccessible due to factors such as natural disasters or terrorism. The Metal ETPs do not insure their gold, and the insurance held by its custodian might not fully cover potential losses. The custodian’s liability is restricted to direct losses from negligence, fraud, or willful default, limited to the gold’s market value at the time of the incident, a constraint that also applies to any subcustodians. Additionally, legal and practical difficulties in foreign jurisdictions could complicate the enforcement of rights or claims. Custodians for Metal ETPs custody physical gold are not specifically regulated for gold bullion custody, and rely on industry best practices and internal controls, which presents a security risk for the gold held by a Metal ETP. Furthermore, gold held in unallocated accounts are not segregated from the custodian’s assets, thus in the event of the custodian’s insolvency, a Metal ETP would be an unsecured creditor, potentially leading to delays and extra costs in recovering allocated gold. These challenges in dealing with subcustodians and the potential complications in legal actions due to the lack of direct contractual arrangements and the intricacies of foreign legal systems highlight the significant custodial risks in investing in Metal ETPs.

SILVER RISK. The Fund invests in silver futures contracts and Metal ETPs that own silver. This subjects the Fund to the risks of silver generally and futures contracts. Neither the Fund nor the IDX Subsidiary invests directly in silver.:

An investment in silver is subject to various risks, notably those linked to the dynamics and perception of the LBMA Silver Price. The LBMA Silver Price, determined through an electronic auction managed by ICE Benchmark Administration, is central to the valuation and operation of Metal ETPs that hold silver. However, potential electronic failures or concerns about the LBMA Silver Price being susceptible to manipulation could lead to delays or inaccuracies in the auction price. This uncertainty could affect the valuation of a Metal ETP’s silver holdings, the calculation of fees, and the pricing of silver sales. Moreover, a loss of confidence in the fairness or integrity of the LBMA Silver Price could change investor behavior, thereby impacting the overall silver market and the value of shares in Metal ETPs holding silver.

Silver prices have historically experienced significant and unpredictable fluctuations. Silver is a speculative investment, suitable primarily for those who can absorb potential losses. The physical silver market’s supply and demand dynamics can further complicate this investment. For example, if the demand for silver exceeds the available supply, such a supply-demand mismatch may lead to increased volatility in the price of silver.

Several factors may have the effect of causing a decline in the prices of silver and a corresponding decline in the price of the shares of Metal ETPs holding silver, Including (but not limited to): (i) A change in economic conditions, such as a recession, can adversely affect the price of silver; (ii) a significant change in the attitude of speculators and investors towards silver; (iii) a significant increase in silver price hedging activity by silver producers. Should there be an increase in the level of hedge activity of silver producing companies, it could cause a decline in world silver prices, adversely affecting the price of the shares of Metal ETPs holding silver.

COSTS OF BUYING AND SELLING FUND SHARES. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

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COUNTERPARTY RISK. The Fund’s investments in futures, swaps, options and other derivatives involve counterparty risk, including the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Cyber security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

DERIVATIVES RISK. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, and swaps, which may involve significant risks. Derivatives often provide leveraged exposure, meaning the Fund can experience gains or losses greater than the amount invested in the derivative, based on changes in the value of the underlying asset, index, or rate, which the Fund may not own. Adverse movements in the underlying asset or index can lead to losses exceeding the Fund’s initial investment. Derivatives also expose the Fund to risks such as counterparty default, transaction costs, and imperfect correlation between the derivative’s value and the securities markets or the Fund’s portfolio holdings. The use of derivatives requires specialized skill, and their value may fluctuate significantly, potentially impacting the Fund’s net asset value (NAV) and total return.

EQUITY SECURITIES RISK. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

FUTURES RISK. The Fund (through the IDX Subsidiary) will invest in futures contracts, primarily futures contracts on Bitcoin and Gold. Futures in which the Fund will invest are primarily traded on the Chicago Mercantile Exchange (“CME”). The market for bitcoin, SOL, XRP and ETH futures may be less developed, potentially less liquid, and more volatile than more established Futures markets. While the bitcoin and ETH futures market has grown substantially since they commenced trading, there can be no assurance that this growth will continue. Bitcoin, SOL, XRP, and ETH futures are subject to collateral requirements and daily limits that may limit the Fund’s ability to achieve the desired exposure. Further, unlike the Fund’s shares or futures traded on the CME, the trading markets for bitcoin and ETH are global and always open. There’s a risk that the bitcoin, SOL, XRP and ETH futures prices held by the Fund may not reflect changes to the underlying spot price while the CME is closed. Additionally, the Fund intends to invest in Treasury Futures. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The Fund’s use of futures contracts generally involves risks that may adversely affect its NAV and total return. These risks include: (a) imperfect correlation between the futures contract’s price and the value of the Fund’s portfolio holdings, which may reduce the effectiveness of the strategy; (b) limited liquidity in the secondary market, which may prevent the Fund from closing a futures position at a desired time or price; (c) potential for significant losses due to unanticipated market movements, which may be theoretically unlimited; (d) the Adviser’s inability to accurately predict market trends, interest rates, currency exchange rates, or other economic factors; (e) the risk that a counterparty to the futures contract may fail to meet its obligations; and (f) the need to sell portfolio securities to meet margin requirements, potentially at disadvantageous times, if the Fund has insufficient cash.

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FUTURES LIQUIDITY RISK. The market for the Futures is still developing and may be subject to periods of illiquidity. Buying or selling a position at the desired price may be difficult or impossible during such times. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions that the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

ROLL COST RISK — When a Future is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Future with a later expiration date. This is commonly referred to as “rolling.” The costs associated with rolling Futures typically are substantially higher than those associated with other Futures contracts and may have a significant adverse impact on the performance of the Fund. Historically, the annualized cost of rolling has ranged from 6% to 30%. Additionally, the returns of bitcoin and ether Futures may differ from the returns of bitcoin and ether, respectively. These differences in returns can arise due to several factors, including the costs associated with Futures investments, such as “rolling,” supply and demand dynamics, interest rates, and market expectations. As a result, the performance of bitcoin and ether Futures may diverge from the performance of the underlying Digital Assets, leading to differences in returns for the Fund.

SWAP AGREEMENTS RISK. Swap agreements expose the Fund to the risk that the counterparty to the swap will default on its payment obligations, which could result in losses to the Fund. Additionally, unexpected market events or significant adverse market movements may leave the Fund with insufficient assets to meet its obligations under a swap agreement. Such events could hinder the Fund’s ability to implement its investment strategies and may lead to financial losses. The Fund’s use of swaps also involves risks related to market volatility and the potential for imperfect correlation with the Fund’s other investments.

LEVERAGE RISK. The Fund’s use of derivatives, such as swaps, futures contracts, and forward contracts, may create financial leverage, amplifying the Fund’s exposure to price movements in the underlying assets. This leverage increases the Fund’s volatility, potentially leading to greater gains or magnified losses compared to a non-leveraged strategy. For example, if a leveraged derivative increases in value, the Fund’s gains are enhanced; however, a decline in value results in proportionally larger losses. Losses from leveraged derivatives may require the Fund to sell portfolio holdings at inopportune times to meet obligations, margin requirements, or redemption requests. There is no guarantee that the Fund’s use of leveraged derivatives will achieve its investment objectives, and such strategies may increase the risk of significant losses.

BORROWING RISK — The Fund’s use of borrowing for investment purposes results in leverage to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the Fund’s returns. As a result, borrowing may exaggerate changes in the Fund’s NAV and returns. The Fund’s borrowing will be subject to interest expense and other fees, which reduces its returns. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

INCOME RISK. The Fund’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because the Fund may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional debt securities.

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INDIRECT INVESTMENT RISK. None of the Alternative FIAT ETPs are affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser or any affiliates thereof and are not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund, the Adviser, the Sub-Adviser or any affiliate are not responsible for the performance of any Alternative FIAT ETP and make no representation as to the performance of any Alternative FIAT ETP. Investing in the Fund is not equivalent to investing in any of the Alternative FIAT ETPs directly. None of the Alternative FIAT ETPs listed in the table above are registered investment companies. Accordingly, the Fund’s investments in such Alternative FIAT ETPs do not have the protections expressly provided by the 1940 Act, including: provisions preventing insiders from managing an Alternative FIAT ETF to their benefit and to the detriment of shareholders; provisions preventing an Alternative FIAT ETP from issuing securities having inequitable or discriminatory provisions; provisions related to calculating the net asset value of an Alternative FIAT ETP; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their NAV, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

MODEL & DATA RISK: Given the complexity of the strategies of the Fund, the Adviser relies heavily on quantitative models and information and data both proprietary and supplied by third parties (“Models and Data”). Models and Data are used to rank investments and provide risk management insights. The use of predictive models has inherent risks. Because predictive models are generally constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. In addition, there is an inherent risk that the quantitative models used by the adviser will not be successful in forecasting movements in industries, sectors, or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

NEW FUND RISK. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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PORTFOLIO TURNOVER RISK. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

TAX RISK. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in digital assets or derivatives based upon digital assets presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to digital assets and metals through investments in the IDX Subsidiary, which is intended to provide the Fund with exposure to the digital assets and metal ETPs returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the IDX Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to the digital asset’s returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes could have adverse consequences for the Fund and its shareholders. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Tax Risk” below, as well as in the Fund’s Statement of Additional Information (“SAI”).

TRADING ISSUES RISKS. Although Fund Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Fund Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.

VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

ETF RISKS. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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●	Cash Redemption Risk. Although the Fund intends for most redemptions to be in-kind, it may be required from time to time to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

●	Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

PERFORMANCE HISTORY

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available on the Fund’s website at www.idxshares.com or by calling toll-free at (844) 456-4545.

INVESTMENT ADVISER AND SUB-ADVISER

IDX Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Tidal Investments, LLC (“Tidal” or the “Sub-Adviser”) is the sub-adviser to the Fund.

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Portfolio Managers

Ben McMillan, Founder and Chief Investment Officer of the Adviser, and Joshua Myers, Portfolio Manager and Director of Analytics of the Adviser, have been portfolio managers of the Fund since its inception in 2025.

PURCHASE AND SALE OF FUND SHARES

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., NASDAQ Stock Market®). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.idxshares.com.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Objective

The IDX Alternative FIAT ETF (the “Fund”) seeks capital appreciation.

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

Additional Information About the Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its respective investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary - Principal Investment Risks” above.

ADITIONAL INFORMATION ABOUT TAX RISK.

The Fund intends to qualify and remain qualified as a RIC under the Code. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements.

With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the items described in clause (i) and clause (ii) collectively are “Good Income”).

The Fund may invest directly in an Alternative FIAT ETF and income from such investments would not qualify as Good Income because the Alternative FIAT ETF does not meet the definition for any of the categories of Good Income. On the other hand, the Fund’s investments in cash investments will qualify as Good Income. As a general matter of operation, the Fund will seek to gain exposure to Alternative FIAT, in whole or in part, through investments in the Fund’s Cayman Subsidiary. The IDX Subsidiary is wholly-owned and controlled by the IDX Alternative FIAT ETF. The Fund’s investment in the IDX Subsidiary is intended to provide the Fund with exposure to Alternative FIAT returns while enabling the Fund to satisfy source-of-income requirements. The Fund intends to monitor all of its investments carefully to satisfy the source-of-income test.

Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are Good Income. The Fund has not received such a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings. The IRS also recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

Based on the principles underlying private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from its Cayman Subsidiary as Good Income without any private letter ruling from the IRS. The tax treatment of the Fund’s investments in the IDX Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is Good Income, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

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With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

By keeping its investment in the IDX Subsidiary below the 25% limit in clause (ii) of the asset-diversification test, the Fund expects to satisfy the asset-diversification requirement.

As noted above, the Fund intends to satisfy both the source-of-income and the asset-diversification requirements by following the plans outlined above, as well as all other requirements needed to maintain its status as a RIC, but it is nonetheless possible that the Fund might lose its status as a RIC. In such a case, the Fund will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2013, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in its Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

MANAGEMENT

The Investment Adviser. IDX Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in April 2019 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. The Adviser’s principal address is 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016. The Adviser is a wholly-owned subsidiary of IDX Global, LLC.

Under the investment management agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.95%.

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Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Trading Sub-Adviser. The Adviser has retained Tidal Investments, LLC to serve as trading sub-adviser for the Funds. The Trading Sub-Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Sub-Adviser does not select investments for each Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, was formed in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. Please see the statement of additional information for a description of the sub-advisory fee.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement and sub-advisory agreement for the Fund  is available in the Fund’s report filed on Form N-CSR for the semi-annual period, once that report is produced.

Portfolio Managers

Ben McMillan is a founder and Chief Investment Officer of the Adviser and portfolio manager of the Fund. He is also the Chief Investment Officer and Chief Technology Officer of IDX Insights, LLC and IDX Digital Assets, LLC. Previously, Mr. McMillan was the portfolio manager at Ramsey Quantitative Systems Inc. (RQSI) where he developed and managed the RQSI Small Cap Hedged Equity mutual fund. Prior to that he served as co-portfolio manager (and co-creator) of the Van Eck Long/Short Equity Index mutual fund.

Joshua Myers is a Portfolio Manager and Director of Analytics for IDX Advisors, LLC and IDX Insights, LLC. Mr. Myers currently serves as a portfolio manager of the IDX Risk-Managed Digital Assets Strategy Fund (BTIDX) and the IDX Commodity Opportunities Fund (COIDX). Prior to his roles at IDX Advisors and IDX Insights, from 2014 to 2019, Mr. Myers served as a Research Associate for Ramsey Quantitative Systems, a $1 billion family office. In this role he gained experience in operations across quantitative portfolio management, specialty finance and trading. Mr. Myers earned a B.A. with a concentration in the Business Scholars’ Program from Hanover College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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The Trust

The Fund is a non-diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Funds according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.idxshares.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares of the Fund are traded under the trading symbol GLDB. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Adviser, under procedures set by the Board. The Board has appointed the Adviser as its “valuation designee” to be responsible for all fair value determinations for the Fund.

Fair value pricing is used by the Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which the Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

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The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. The Fund expects to typically satisfy redemptions in-kind. However, if the Fund satisfies a redemption in cash this may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions. Such in-kind redemptions and sales may generate taxable gains for the ongoing shareholders of the Fund.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

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No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund are taxable to you as dividend income to the extent paid out of the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of the Fund’s current or accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. Dividends received by U.S. non-corporate shareholders who satisfy certain holding period and other requirements with respect to their shares will be taxable at the rate for net capital gain. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes being paid by the Fund. These costs affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in Fund shares (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.

The Fund is required to backup withhold 24% of your distributions and sales proceeds if you have not provided the Fund with a correct taxpayer identification number (which is generally a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisers with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long- term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions (including redemptions of Creation Units) and the Fund’s obligation to report basis information to the IRS.

At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

NET ASSET VALUE

The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Fund Shares, generally rounded to the nearest cent.

The Board has adopted valuation policies and procedures pursuant to which it has designated the Adviser to determine the fair value of the Fund’s investments, subject to the Board’s oversight, when market prices for those investments are not “readily available,” including when they are determined by the Adviser to be unreliable. Such circumstances may arise when: (i) a security has been de-listed or its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value has been materially affected by events occurring after the close of the security’s primary trading market and before the Fund calculates its NAV. Generally, when determining the fair value of the Fund investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s determined fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, the Fund may not be able to obtain the fair value assigned to an investment if the Fund were to sell such investment at or near the time its fair value is determined.

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FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Funds’ administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bancorp Fund Services, LLC (“US Bancorp”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. US Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.idxshares.com.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

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Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

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FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated September 24, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments, once available, will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Fund’s financial statements by writing to IDX Alternative FIAT ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at (844) 456-4545, by email at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.idxshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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IDX Alternative FIAT ETF
Ticker: GLDB

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(844) 456-4545

STATEMENT OF ADDITIONAL INFORMATION

Dated September 24, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus for the Fund dated September 24, 2025 as it may be supplemented or revised from time to time. This SAI is incorporated by reference into the Fund’s prospectus. You can obtain a free copy of the annual and semi-annual reports (once available), prospectus and SAI by writing to IDX Alternative FIAT ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (844) 456-4545 or by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports (once available), prospectus and SAI are all available for viewing/downloading at www.idxshares.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Investment Adviser:
IDX Advisors, LLC
2201 E. Camelback Road, Suite 605
Phoenix, Arizona 85016

THE TRUST

General. This SAI relates to IDX Alternative FIAT ETF (the “Fund”) and should be read in conjunction with the prospectus of the Fund. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a non-diversified series of ETF Opportunities Trust, a Delaware statutory trust (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is IDX Advisors, LLC (the “Adviser”) and the sub-adviser to the Fund is Tidal Investments, LLC (the “Sub-Adviser”).

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 10,000 Shares (each a “Creation Unit”). The Fund will issue and redeem Creation Units principally for cash. The Fund reserve the right to offer creations and redemptions of Shares in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund is listed on a national securities exchange (the “Exchange”) as set forth below.

Fund	Ticker Symbol	Principal U.S. Listing Exchange
IDX Alternative FIAT ETF	GLDB	NASDAQ Stock Market®

Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as described herein - see the section titled “Placement of Creation Orders Outside the Clearing Process” of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Additional Information About Purchase and Redemptions” below.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The Fund is “non-diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As a non-diversified fund, the Fund is permitted to invest in fewer securities at any one time than a diversified fund. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Investment Strategies, Policies and Risks” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs. To the extent particular investment techniques or instruments that are not described in the Principal Investment Strategies disclosure of the Fund’s prospectus, such investment techniques and instruments are not a part of the principal strategies and the corresponding risks are not principal risks of the Fund.

Principal Investment Strategies, Policies And Risks

Borrowing. The Fund may borrow to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Convertible Securities. Each Fund may invest in convertible securities, which include bonds or preferred stocks that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer the Fund a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. However, convertible securities generally have less potential for gain or loss than common stocks. Furthermore, the yield provided by convertible securities is generally lower than comparable non-convertible securities. In addition, convertible securities may be sensitive to changes in interest rates. Therefore, the value of a convertible security may rise as interest rates fall and may decrease as interest rates rise.

Depositary Receipts. To the extent the Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (ADRs) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and International Depositary Receipts (IDRs) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Derivative Instruments. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a reference instrument) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for hedging, which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Advisers ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

U.S. Securities and Exchange Commission (“SEC”) Rule 18f-4 (Rule 18f-4 or the Derivatives Rule) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term derivatives to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be similar to reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (VaR) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its designated reference portfolio. The designated reference portfolio is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the Relative VaR Test.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a limited derivatives user, which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors.

The U.S. Commodity Futures Trading Commission (“CFTC”) has adopted certain regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. Pursuant to these regulations, the Fund is registered as a "commodity pool" and the Adviser is registered with the CFTC as a commodity pool operator and as a commodity trading advisor with respect to its management of the Fund and the IDX Subsidiary (as defined in the Fund’s prospectus). The Adviser is exempt from certain CFTC recordkeeping, reporting and disclosure requirements under CFTC Rule 4.7 with respect to the Subsidiary. As a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Swaps. The Fund may enter into total return swaps, which may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

Most swaps entered into by the Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. The Fund’s current obligations under the types of swaps that the Fund expects to enter into (e.g., total return swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between the Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where the Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the Fund is in default on its obligations to the swap counterparty.

In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any variation margin noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). Effective September 1, 2022, the initial margin rules will apply to the swap trading relationships of Fund with average aggregate notional amounts that exceed $8 billion. These rules may impose significant costs on the Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Advisor’s ability to manage the Fund, may impair the Fund’s ability to achieve its investment objective and/or may result in reduced returns to the Fund’s investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on Swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss. Rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial margin. The initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by the Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If the Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If the Fund has a gain, the full collateral amount and the amount of the gain is paid to the Fund.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to track the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into when-issued transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership.

Fixed Income Investments and Cash Equivalents. Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2) The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

(6) The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market fund’s operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market fund.

(7) The Fund may invest in corporate debt securities, as consistent with its investment objective and policies. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Cash Reserves. In seeking to achieve its investment objective, as a cash reserve, or for liquidity purposes, the Fund may invest all or part of their assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

Illiquid and Restricted Investments. The Fund may invest in illiquid investments (i.e., securities that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of such Funds net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The term illiquid security is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund were to be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted investments which are not readily marketable, the Fund will take such steps as set forth in its procedures as adopted by the Board.

Investment Company Securities. The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the acquired company) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, such Funds shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (FINRA). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk. The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (stable NAV money market funds) or that have a share price that fluctuates (variable NAV money market funds). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such funds liquidity falls below required minimums.

Other Short-Term Instruments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (CDs), bankers acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase Prime-1 by Moody’s Investors Service or A-1 by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Risks. As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Other Investment Risks

Overview. An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage Risk. The Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Consistent with the requirements of the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cybersecurity plans or systems implemented by its service providers.

Derivatives Risk. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when the Fund invests in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Fund’s shares and can result in losses that exceed the amount originally invested. The success of the Adviser’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Certain specific risks associated with an investment in derivatives may include: market risk, credit risk, correlation risk, liquidity risk, legal risk and systemic or “interconnection” risk, as specified below.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio managers’ judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objective, investment limitations and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund’s overall investments and investment objective.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. Specifically, FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the underlying stock and the price movements in the investment being hedged.

Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearing house is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or “interconnection” risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Government Regulation of Derivatives Risk. It is possible that government regulation of various types of derivative instruments, including swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the U.S., the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the U.S. Securities and Exchange Commission (“SEC”) eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund is not expected to be able to rely upon this exception.

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on the Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Fund to new kinds of risks and costs.

Listing Standards Risk. The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Market Conditions. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; Russia’s invasion of Ukraine; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

U.S. Government Securities. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government. No assurance can be given that the U.S. government will provide financial support to its government sponsored entities or any other agency if not obligated by law to do so.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

3.	May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, except that the Fund will be concentrated in the industry or group of industries to which each Alternative FIAT is assigned (i.e., hold more than 25% of its assets in investments that provide exposure to the industry to which the Reference ETP or Reference Asset is assigned). The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates except for investment companies that also concentrate in a respective Reference Asset.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

7.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission (“SEC”) or other regulatory agency with authority over the Fund.

If a percentage or rating restriction on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in such percentages or restrictions resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of the Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified: Open-end registered investment companies such as the Fund is not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares and to divide those series into separate classes. The Fund currently offers one class of shares. The Fund have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Fund’s Fundamental Policy #4 as described above, the Fund will consider, to the extent practicable and consistent with applicable rules, regulations of the SEC and applicable guidance from the staff of the SEC, investments of its underlying investment companies when determining its compliance with the policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser. IDX Advisors, LLC (the “Adviser”), 2201 E. Camelback Road, Suite 6056, Phoenix, Arizona 85016, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Delaware limited liability company and was organized in 2013.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. In addition, the Adviser: (i) furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund; and (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Trust’s Board of Trustees. Under the Advisory Agreement, the Adviser assumes and pays, at its own expense and without reimbursement from the Trust, all ordinary expenses of the Fund, except the fee paid to the Adviser pursuant to the Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee 0.95%, calculated daily and payable monthly as a percentage of the Fund’s average daily net assets.

The Advisory Agreement was approved by the Trustees (including (including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”) in compliance with the 1940 Act. The Advisory Agreement will continue in force for an initial period of up to two years. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the Fund’s outstanding shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758. The Sub-Adviser was established in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. No outside companies or individuals currently own more than 25% of the Sub-Adviser’s voting rights. Over 50% of the Sub-Adviser’s voting rights are with employee-members.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides for the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser. The Sub-Adviser’s fee, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the following annual rate: 0.04% on the first $500 million in assets; and 0.03% on assets over $500 million, subject to $25,000 annual minimum fee.

Portfolio Manager. As described in the prospectus, Ben McMillan and Josh Myers serve as the Fund’s Portfolio Managers and are responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2025:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Ben McMillan	3	$108.0	0	$0	0	$0	$108.0
Josh Myers	3	$108.0	0	$0	0	40	$108.0

Conflicts of Interests. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The Portfolio Managers do not receive any special or additional compensation from the Adviser for their services as Portfolio Manager. The Portfolio Managers’ compensation is based solely on the overall financial operating results of the Adviser. Each portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management.

Portfolio Managers’ Share Ownership. As of the date of this SAI, the Fund has not commenced operations, and therefore, the Portfolio Managers do not beneficially own shares of the Fund.

Administrator. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the “Administrator”) serves as the Fund’s administrator. In its capacity as administrator, the Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser. The Administrator provides certain administrative services and facilities to the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Administrator receives an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

Fund Accountant and Other Services. Pursuant to a Services Agreement with U.S. Bank Global Fund Services, LLC (“US Bank”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, US Bank provides certain financial administration services (other than those provided by the Administrator), and fund accounting services to the Fund. As financial administrator, US Bank performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund performance data; and (3) providing certain compliance support services. As fund accountant, US Bank maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. US Bank also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay to US Bank an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. US Bank is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses.

Custodian and Transfer Agent. Pursuant to a Custodial and Agency Services Agreement with the Trust, US Bank (“Custodian”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below). As transfer agent, the Custodian issues shares of the Fund in Creation Units to fill purchase orders for the Fund’s shares, maintains records of the issuance and redemption of the Fund’s shares, and acts as the Fund’s dividend disbursing agent.

Distributor and Principal Underwriter. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), (the “Distributor”) the Fund’s distributor, is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Additional Information About Purchases and Sales.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Distribution Plan. The Trust has adopted a distribution and shareholder service plan (the “Plan”) with respect to the Fund in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. There is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that the Fund may pay the Distributor or certain other parties an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor or the Fund may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor or other parties without regard to the distribution expenses incurred by the Distributor or other parties or the amount of payments made to other financial institutions and intermediaries. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund of the class(es) of Shares identified in Section 2(a) of this Plan, which activities may include, but are not limited to, the following:

(a)      payments to the Trust’s distributor (the “Distributor”) and to securities dealers and others in respect of the sale of Shares of the Fund;

(b)      payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other distribution and shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers;

(c)      formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d)      preparation, printing and distribution of sales literature;

(e)      preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

(f)      obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund;

(g)      obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm, Cohen & Company, Ltd. audits the Fund’s annual financial statements, and assists in the preparation of certain reports to the SEC. Cohen & Co. Advisory, LLC, an affiliate of Cohen & Company, Ltd., prepares the Trust’s tax returns. Cohen & Company, Ltd. is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Executive Officer for the Episcopal Church Building Fund since 2022 utilizing her financial knowledge and skills.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

ETFs face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since December, 2019	Executive Officer, Episcopal Church Building Fund (national nonprofit organization), since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), from 2008 to 2021.	139	Independent Trustee of World Funds Trust for the twenty-two series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).
Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Trustee from December 2019 to December 2024, Trustee Emeritus from January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	139	Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Independent Trustee of World Funds Trust for the twenty-two series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Dr. David J. Urban 1955 Trustee	Indefinite, Since December, 2019	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	139	Independent Trustee of World Funds Trust for the twenty-two series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since December 2019	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.
Thomas A. Carter 1966 Vice President	Indefinite, Since December 2019	President Ridgeline Research September 2019 through present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since December 2019	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since December 2019	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since December 2019	Attorney, Practus, LLP (law firm), May 2018 to present; Attorney.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since December 2019	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura Wright 1972 Assistant Secretary	Indefinite, Since July 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), 2020 to present.

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
Soth Chin 1966 Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Fit Compliance, LLC (financial services compliance and consulting firm) since October 2016.
Julian G. Winters 1968 Assistant Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Mr. Pitt and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Audit Committee met eight times during the 12-month period ended December 31, 2024.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. The Nominating and Corporate Governance Committee met two times during the 12-month period ended December 31, 2024.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee did not meet during the 12-month period ended December 31, 2024.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2025, each Trustee receives a retainer fee at the annualized rate of $74,000 and the Independent Chairperson will receive an additional annual fee of $5,000, paid quarterly. Additionally, each Trustee may receive a fee of $2,500 per special meeting. Compensation to be received by each Trustee from the Trust for the Fund’s first fiscal year is estimated as follows:

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
Mary Lou H. Ivey, Trustee	$2,325	$0	$0	$4,690
Theo H. Pitt, Jr., Trustee	$2,255	$0	$0	$4,510
Dr. David J. Urban, Trustee	$2,255	$0	$0	$4,510
*	The Trust does not pay deferred compensation.

(1)	The “Fund Complex” consists of the Fund and all other series of the Trust managed by the Adviser.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David Urban	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families. No front-end or deferred sales charges are applied to the purchase of Shares.

Policies Concerning Personal Investment Activities. The Fund and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account.

The Codes of Ethics are on file with, and can be reviewed on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The Fund has not yet commenced operations as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

Calculation of Share Price

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s fair value committee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s investment adviser as the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Fund’s investment adviser, as the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation Units

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any business day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”).

Generally, the Trust will issue and sell Creation Units at NAV for “in kind” consideration, meaning the initiator of a creation or redemption order will deposit or receive as consideration a portfolio of all or some of the securities held in the Fund’s portfolio, plus a cash amount (an “In Kind Creation” and “In Kind Redemption”). At the discretion of the Adviser, the Fund may elect at any time, and from time to time, that the consideration for the purchase and redemption of Creation Units will be made entirely in a cash amount equal to the NAV of the shares that constitute the Creation Unit(s) (an “All Cash Amount”).

Creation Orders

The consideration for an In Kind Creation generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian, through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available, or unless the Adviser elects to receive an All Cash Amount in connection with the creation of Creation Units.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash – i.e., a “cash in lieu” amount – to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

The process for a creation order involving an All Cash Amount will be the same as the process for an In Kind Creation, except that the Cash Component will be the entirety of the amount deposited as consideration for the Creation Unit(s).

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC for the account of a DTC Participant.

The Distributor will process orders to purchase Creation Units received by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections below entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. All Fund Deposits and/or Cash Component, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposits and/or Cash Component, as applicable, to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor or transfer agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

All Fund Deposits and/or Cash Component, as applicable, made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the amount of an All Cash Amount, the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component (including All Cash Amounts) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component or the All Cash Amount, as applicable, by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposits and/or Cash Components as newly constituted to reflect the then-current Deposit Securities and Cash Component, or the All Cash Amount, as applicable. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation Transaction Fee.”

Creation Units of an In-Kind Creation may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust’s custodial account. In addition, a transaction fee will be charged in all cases. See the section below entitled “Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the right to reject a creation order transmitted to it by the Transfer Agent if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (6) there exist circumstances outside the control of the Trust, the Custodian, transfer agent, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection of the order. The Trust, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date). To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units of an In Kind Creation to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or transfer agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units (whether by In Kind Creation/Redemption or for an All Cash Amount) on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (“Creation Transaction Fee”) in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund’s custodian for each creation order is $300.00.

In addition, a variable fee, payable to the Fund, of a percentage of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.” Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the In Kind Creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an In Kind Creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

The Creation Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Adviser considers a number of factors including whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Redemption Orders

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will also be redeemed at NAV principally in kind, although the Fund reserves the right to redeem all or a portion in kind, in each case less a transaction fee as described below. With respect to In Kind Redemptions, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for an In Kind Redemption of a Creation Unit consists of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section below entitled “Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (that is “T+1”). However, as discussed in Appendix B, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+1 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

The process for a redemption order involving an All Cash Amount will be the same as the process for an In-Kind Redemption, except that the proceeds of the redemption will be paid entirely in cash. Proceeds of redemptions of Creation Units payable in an All Cash Amount will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Fund Shares solely for consideration in the form of an All Cash Amount, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive an All Cash Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund’s custodian for each redemption order is $300.00.

An additional variable fee of up to three (3) times the fixed Transaction Fee plus all commission and fees payable to the Fund in connection with the sale of the Fund Securities (expressed as a percentage value of such Fund Securities) may be imposed for (1) redemptions effected outside the Clearing Process and (2) redemptions made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with the sale of Fund Securities). Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the In Kind Redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an In Kind Redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Regardless of form, the Redemption Transaction Fee (including any reimbursements related to in cash redemptions or additional variable fees for In Kind Redemptions) will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the shares redeemed).

The Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving the Redemption Transaction Fee will: facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Custom Baskets

The Fund Securities to be deposited for the purchase of a Creation Unit, and the Fund Securities delivered in connection with a Redemption, may differ, and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may, out of its own resources and without additional cost to the Fund or its shareholders, pay a solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary.”)

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders (defined below) and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership that will hold shares of the Fund should consult its own tax advisor with respect to the purchase, ownership and disposition of Fund shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance that it will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to a shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the shares of the Fund. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales of shares or redemption of Creation Units and other dispositions of shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale of shares or redemption of Creation Units or other disposition of shares of the Fund will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate tax basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s tax basis in the Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Code Section 351, the Fund would have a tax basis in the securities contributed in exchange for shares different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund must report its shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s. The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Fund shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of the U.S. shareholder’s purchase or upon the sale of Fund shares. The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals, estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Straddles. When the Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

The Fund may not be able to deduct any interest expenses or carrying charges with respect to a straddle. During the offsetting period, any interest or carrying charges associated with the straddle generally are not currently tax deductible, but must be capitalized (added to cost basis).

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfies this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of shares of the Fund or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income withholding tax. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a share redemption by a Non-U.S. shareholder, in which case such shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividends will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the shares of the Fund of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax own advisors to determine the applicability of this requirement in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of shares of the Fund paid by the Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In selecting brokers and dealers to execute portfolio transactions, the Adviser or the Sub-Adviser may consider research and brokerage services furnished to the Adviser, the Sub-Adviser or their affiliates. The Adviser or the Sub-Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser or the Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser or the Sub-Adviser. In aggregating such securities, the Adviser or the Sub-Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser or the Sub-Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the 1934 Act permits the Adviser or the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or the Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser under their respective advisory agreements. Any advisory or other fees paid to the Adviser or the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or the Sub-Adviser faces a potential conflict of interest, but the Adviser or the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers”. The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. The Fund is newly formed and has not commenced operations as of the date of this SAI.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund disclose on their website (www.idxshares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the Fund’s website, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition Files and the Fund Data Files (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on the Fund’s website after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

●	The Adviser may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser, Distributor and/or Custodian may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to the Fund’s website.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to the Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service, and printers), as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

●	The Fund files its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information. The Trust’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Fund is authorized to issue one class of shares imposing no front-end or deferred sales charges, no 12b-1 fee and no service fee.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record. The proxy voting policies and procedures of the Trust are included as Exhibit A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling (844) 456-4545 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) or through the Fund’s website at www.idxshares.com; and (3) on the SEC’s Internet website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

FINANCIAL STATEMENTS

The Fund is new and does not have audited financial statements at this time. Upon completion of the Fund’s first fiscal period/year, audited financial statements will become available.

IDX Alternative FIAT ETF
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
Telephone: 844-456-4545

EXHIBIT A

ETF OPPORTUNITIES TRUST

PROXY VOTING POLICY AND PROCEDURES

The ETF Opportunities Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the Commission. The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U.S. Securities and Exchange Commission no later than August 31st of each year.

EXHIBIT B

PROXY VOTING POLICY AND PROCEDURES OF IDX ADVISORS, LLC

IDX Advisors has adopted the following proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which IDX Advisors has voting discretion by contract, including the IDX Funds and IDX Shares series trusts (the “Funds”). Under this Proxy Voting Policy, shares are to be voted in a timely manner and in the best interests of the client. IDX Advisors’ CCO is responsible for monitoring compliance with these policies and procedures.

Pursuant to Section 12(d)(1)(E)(iii) of the investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

Routine issues will be voted with management in the majority of cases, while non-routine issues may be more frequently voted against management.

Routine issues include:

●	Uncontested elections of Directors, including the number and terms of office, attendance, and the number of meetings held.

●	Selection and ratification of auditors.

●	Stock splits, dividend, and fractional share issues.

●	Application for listing of securities.

●	Corporate name changes.

●	Pollution, environment, or conservation issues.

●	Employment issues.

●	Restore or eliminate pre-emptive rights.

●	Fees paid to auditors for consultants.

●	Business abroad.

●	Date and location of annual meeting.

●	Contributions to charity or for education.

●	All other items which are not expected to have a material adverse effect on the price of stock.

●	Increases in authorized shares, common or preferred.

Non-Routine Issues include:

●	Acquisitions, mergers, and spin-offs.

●	Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, poison pills, and rights issues.

●	Proxy fight or other control contest.

●	Remuneration of management, directors, and employees. Employee Stock Option Plans.

●	Cumulative voting issues.

●	Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

In exercising his or her discretion, the IDX Advisors Operations Manager for each client account where shares are held may consider a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Operations Manager may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment.

Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Operations Manager to conclude that particular proposals present unacceptable investment risks and should not be supported. The Operations Manager also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

IDX Advisors may choose not to vote proxies in certain situations or for a Client. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In addition, voting for certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote for certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. IDX Advisors typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If IDX Advisors does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Operations Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of IDX Advisors. If IDX Advisors determines that not voting a proxy for a security held in the Funds may be appropriate, IDX Advisors will follow the IDX Funds or ETF Opportunities Trust proxy voting policy.

IDX Advisors may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with people having an interest in the outcome of certain votes. For example, IDX Advisors or its affiliates may provide custody, investment management, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, IDX Advisors may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. IDX Advisors may also be required to vote proxies for securities issued by its affiliates or on matters in which IDX Advisors has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund.

Whether a relationship creates a material conflict will depend on the facts and circumstances. For example, even if the above-listed people do not attempt to persuade IDX Advisors how to vote, the “value of the relationship” to IDX Advisors may create a material conflict. If there is a known or potential conflict, in voting client proxies IDX Advisors will disclose all such conflicts to its clients and obtain their consent before voting. It is the responsibility of the CCO to review any potential conflicts of interest regularly.

If it is determined that the conflict of interest is not material, IDX Advisors may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the client and IDX Advisors shall follow the instructions of the client or (ii) IDX Advisors shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the client.

IDX Advisors has implemented the following process to administer proxy voting on behalf of our Clients:

●	To avoid excessive storage space, IDX Advisors retains only one copy of each annual report and proxy statement received from the reporting companies. All others will not be retained.

●	All proxy ballots are collected and grouped with that company’s annual report and proxy statement.

●	Every proxy ballot is recorded via an Excel spreadsheet on the day of receipt by:

i.	Broker/dealer/custodian and account number

ii.	Date received in office of IDX Advisors

iii.	Stock symbol

iv.	Number of shares to be voted

v.	Voting deadline

vi.	Shareholder name – where possible

vii.	Proxy control number (on proxy statement)

●	Once the individual company’s proxies are received, that company is assigned to a designated Portfolio Manager.

●	For companies with 5000 shares/votes or more, the IDX Advisors Operations Manager for each client account where these shares are held will conduct an in-depth analysis of the entire proxy ballot and all corporate board proposals. This analysis will be conducted to avoid any actual or potential material conflicts of interest. If a conflict of interest is evident after in-depth analysis, Clients will be contacted prior to voting to discuss the exact nature of the conflict and to obtain consent prior to voting. The Operations Manager is responsible for maintaining evidence of client contact.

●	For companies with fewer than 5000 shares/votes, the Operations Manager votes in the manner that he/she believes is in the best interest of the shareholder(s)/client(s).

●	If for some reason, IDX Advisors determines that it is in the best interest of the client to refrain from voting (i.e., the expense of voting outweighs any benefit, etc.), then the Operations Manager maintains documentation to support the reasoning. The CCO is responsible for maintaining evidence of the supporting rational for abstaining and the client notification.

●	After making his/her decision, the Operations Manager then electronically votes each ballot.

●	After voting the proxy ballots, an electronic confirmation of the vote(s) cast is sent to the Managing Partner for his information and possibly comments.

●	All electronic confirmations are printed, matched, and attached (by group) with the actual proxy ballots (ballot groupings).

●	The reporting company’s annual report, proxy statement and ballot groupings are then preserved and maintained and available for retrieval if requested by any client/shareholder.

●	Votes on nonroutine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

IDX Advisors prepares and maintains the following records of its proxy voting:

●	The proxy voting policies and procedures;

●	Copies of proxy statements IDX Advisors received for client securities;

●	A record of each vote IDX Advisors cast on behalf of a client;

●	A copy of any document IDX Advisors created that was material to deciding on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

●	A copy of each written client request for information on how IDX Advisors voted proxies on behalf of the client, and a copy of any written response by IDX Advisors to any (written or oral) client request for that information on behalf of the requesting client.

Clients are informed how they may obtain these proxy voting policies and procedures through IDX Advisors’ Part 2A of Form ADV and in the Statement of Additional Information (“SAI”) and shareholder’s reports for Funds managed by IDX Advisors.

A report of proxies voted for the Funds(s) managed by IDX Advisors is made quarterly to the Funds’ Board, noting any proxies that were voted in exception to the Proxy Guidelines. IDX Advisors’ proxy voting record will also be filed on Form N-PX. An annual record of all proxy votes cast for Funds managed by IDX Advisors during the most recent 12 months ended June 30 can be obtained, free of charge, on the SEC’s website at ww.sec.gov.

EXHIBIT C

Nominating and Corporate Governance Committee Charter

ETF Opportunities Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of ETF Opportunities Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

ETF OPPORTUNITIES TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of ETF Opportunities Trust (“Registrant”) is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(a)(2)	Agreement and Declaration of Trust is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(b)	By-Laws of the Registrant is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(c)	Articles IV, VII and VIII of the Declaration of Trust, Exhibit 28(a)(2) above, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Advisory Agreement between the Registrant and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(d)(2)	Sub-Advisory Agreement between Vident Asset Management and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(3)	Amended Advisory Agreement between the Registrant and Formidable Asset Management, LLC on behalf of the Formidable ETF, the Formidable Dividend and Income ETF and the Formidable Fortress ETF (“Formidable ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(d)(4)	Sub-Advisory Agreement between Tidal Investments, LLC and Formidable Asset Management, LLC on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(5)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(d)(6)	Sub-Advisory Agreement between Tidal Investments, LLC and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(7)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(d)(8)

Sub-Advisory Agreement between Vident Asset Management and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(9)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(d)(10)	Advisory Agreement between the Registrant and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(d)(11)	Sub-Advisory Agreement between Tidal Investments, LLC and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(12)	Amended and Restated Advisory Agreement between the Registrant and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed on November 28, 2022.

(d)(13)	Sub-Advisory Agreement between Tidal Investments, LLC and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 192 on Form N-1A filed on November 27, 2024.

(d)(14)	Advisory Agreement between the Registrant and Tuttle Capital Management LLC on behalf of Tuttle Capital 2X DBMF ETF, T-REX 2X Inverse NVIDIA Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF AND T-REX 2X INVERSE MSTR DAILY TARGET ETF, Tuttle Capital RSP Option Income Strategy ETF, Tuttle Capital KRE Option Income Strategy ETF, Tuttle Capital IYR Option Income Strategy ETF, Tuttle Capital XLU Option Income Strategy ETF, Tuttle Capital XLE Option Income Strategy ETF, Tuttle Capital XHB Option Income Strategy ETF, Tuttle Capital EEM Option Income Strategy ETF, Tuttle Capital EFA Option Income Strategy ETF, Tuttle Capital XLF Option Income Strategy ETF, Tuttle Capital VTV Option Income Strategy ETF, Tuttle Capital IJH Option Income Strategy ETF, Tuttle Capital XLV Option Income Strategy ETF, Tuttle Capital SMH Option Income Strategy ETF, Tuttle Capital XBI Option Income Strategy ETF, Tuttle Capital XLY Option Income Strategy ETF, Tuttle Capital TSLA Put Write ETF, Tuttle Capital NVDA Put Write ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital COIN Put Write ETF, Tuttle Capital QQQ Put Write ETF, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, Tuttle Capital 2X Long XRP Daily Target ETF, Tuttle Capital 2X Long Solana Daily Target ETF, Tuttle Capital 2X Long Trump Daily Target ETF, Tuttle Capital 2X Long Litecoin Daily Target ETF, Tuttle Capital 2X Long Melania Daily Target ETF, Tuttle Capital 2X Long Bonk Daily Target ETF, Tuttle Capital 2X Long BNB Daily Target ETF, Tuttle Capital 2X Long Cardano Daily Target ETF, Tuttle Capital 2X Long Chainlink Daily Target ETF, Tuttle Capital 2X Long Polkadot Daily Target ETF, Tuttle Capital Agentic AI ETF, Tuttle Capital AI in Healthcare ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, Tuttle Capital UFO Disclosure AI Powered ETF, Tuttle Capital No Bleed Tail Risk ETF, T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, and T-REX 2X Long CRCL Daily Target ETF (the “Tuttle ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 318 on Form N-1A filed on July 22, 2025.

(d)(15)	Sub-Advisory Agreement between Laffer Tengler Investments, Inc. and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(16)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of REX IncomeMax AMD Strategy ETF, REX IncomeMax AMZN Strategy ETF, REX IncomeMax TSLA Strategy ETF, REX IncomeMax BIIB Strategy ETF, REX IncomeMax DIS Strategy ETF, REX IncomeMax EEM Strategy ETF, REX IncomeMax GDXJ Strategy ETF, REX IncomeMax GOOG Strategy ETF, REX IncomeMax META Strategy ETF, REX IncomeMax MSFT Strategy ETF, REX IncomeMax MSTR Strategy ETF, REX IncomeMax PYPL Strategy ETF, REX IncomeMax SLV Strategy ETF, REX IncomeMax SMH Strategy ETF, REX IncomeMax SNOW Strategy ETF, REX IncomeMax TLRY Strategy ETF, REX IncomeMax UNG Strategy ETF, REX IncomeMax USO Strategy ETF and REX IncomeMax V Strategy ETF (“REX ETFs”) and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(17)	Sub-Advisory Agreement between Vident Advisory, LLC (d/b/a Vident Asset Management) and REX Advisers, LLC on behalf of the REX ETFs REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(18)

Sub-Advisory Agreement between Brendan Wood TopGun Partnerships Inc. and Tuttle Capital Management, LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(19)

Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(d)(20)	Form of Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Fixed Income ETF and the IDX Alternative FIAT ETF – Filed Herewith.

(d)(21)

Sub-Advisory Agreement between Tidal Investments, LLC and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(22)	Form of Sub-Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Fixed Income ETF and the IDX Alternative FIAT ETF – Filed Herewith.

(d)(23)	Management Agreement between T-REX (Cayman) Portfolios SPC and IDX Advisors, LLC on behalf of the IDX Alternative FIAT ETF – Filed Herewith.

(d)(24)

Advisory Agreement between the Registrant and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(25)	Sub-Advisory Agreement between Tuttle Capital Management, LLC and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(26)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(27)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(28)	Advisory Agreement between Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(29)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(30)

Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(31)

Sub-Advisory Agreement between Brookmont Capital Management, LLC and King Ridge Capital Advisors, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(32)

Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(33)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(34)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(35)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(36)	Amended Management Agreement between T-REX (Cayman) Portfolios SPC (a Cayman Islands exempted company) and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF, REX-OspreyTM DOGE ETF, REX-OspreyTM TRUMP ETF, REX-OspreyTM BONK ETF, REX-OspreyTM XRP ETF, REX-OspreyTM SOL ETF, REX-OspreyTM BTC ETF, REX-OspreyTM ETH ETF and REX-OspreyTM MOVE ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(d)(37)	Advisory Agreement between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(38)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(39)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(40)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(41)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-OspreyTM DOGE ETF, REX-OspreyTM TRUMP ETF, REX-OspreyTM BONK ETF, REX-OspreyTM XRP ETF, REX-OspreyTM SOL + Staking ETF, REX-OspreyTM BTC ETF and REX-OspreyTM ETH + Staking ETF and the REX-OspreyTM MOVE ETF (the “REX-OspreyTM ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(d)(42)	Advisory Agreement between the Registrant and Hedgeye Asset Management, LLC on behalf of the Hedgeye Capital Allocation ETF and Hedgeye Quality Growth ETF (the “Hedgeye ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(d)(43)	Sub-Advisory Agreement between Hedgeye Asset Management, LLC and Tidal Investments, LLC on behalf of the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(d)(44)	Advisory Agreement between the Registrant and OTG Asset Management, Ltd. on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(d)(45)	Sub-Advisory Agreement between the Registrant and Tidal Investments, LLC on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(d)(46)	Advisory Agreement between the Registrant and Golden Eagle Strategies, Inc. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(d)(47)	Sub-Advisory Agreement between Golden Eagle Strategies, Inc. and Tidal Investments, LLC on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(d)(48)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(d)(49)	Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(d)(50)	Advisory Agreement between the Registrant and Arlington Partners, LLC on behalf of the AQE Core ETF (To be Filed by Amendment).

(d)(51)	Sub-Advisory Agreement between Arlington Partners, LLC and [____] on behalf of the AQE Core ETF (To be Filed by Amendment).

(d)(52)	Advisory Agreement between the Registrant and Hedgeye Asset Management, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (to be Filed by Amendment).

(d)(53)	Sub-Advisory Agreement between Hedgeye Asset Management, LLC and Tidal Investments, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (to be Filed by Amendment).

(d)(54)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(d)(55)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF and Tuttle Capital IBIT Income Blast ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital Bonk Income Blast ETF, Tuttle Capital Litecoin Income Blast ETF and Tuttle Capital SUI Income Blast ETF (the Tuttle Capital Income Blast ETFs) (To be Filed by Amendment).

(d)(56)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance IVS SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(d)(57)	Sub-Advisory Agreement between Applied Finance Advisors, LLC and Tidal Investments, LLC on behalf of the Applied Finance IVS SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(d)(58)	Advisory Agreement between the Registrant and Framework Digital Advisors LLC on behalf of the GSR Digital Assets Treasury Companies ETF, GSR Ethereum Staking Opportunity ETF, GSR Crypto StakingMax ETF, GSR Crypto Core3 ETF, and GSR Ethereum YieldEdge ETF (the “GSR Crypto ETFs”) (To be Filed by Amendment).

(d)(59)	Advisory Agreement between the Registrant and Highland Capital Management, LLC on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(d)(60)	Sub-Advisory Agreement between Highland Capital Management, LLC and Tidal Investments, LLC on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(d)(61)	Sub-Advisory Agreement between Framework Digital Advisors LLC and Tuttle Capital Management, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(2)	First Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF, the American Conservative Values Small-Cap ETF and the Real Asset Strategies ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(3)	Third Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(e)(4)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from Registrant’s Post-Effective No 30 on Form N-1A filed on September 1, 2022.

(e)(5)	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 44 on Form N-1A filed on March 17, 2023.

(e)(6)	Sixth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(e)(7)	Seventh Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(e)(8)	Eighth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(e)(9)	Ninth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(e)(10)	Eleventh Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of SMI 3Fourteen Full-Cycle Trend ETF, Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF, and T-REX 2X INVERSE MSTR DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(e)(11)	Twelfth Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Catastrophic Bond ETF, Tuttle Option Income ETFs, and the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(13)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(e)(14)	Thirteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Put Write ETFs and the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(15)	Fourteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, Opportunistic Trader ETF, REX Bitcoin Corporate Treasury Convertible Bond ETF, Tuttle Capital No Bleed Tail Risk ETF, OTG Latin America ETF, REX Osprey™ ETFs, Hedgeye ETFs, and the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(e)(16)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(e)(17)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Funds Services, LLC on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(e)(18)	Fifteenth Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Golden Eagle Dynamic Hypergrowth ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long CRCL Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, and IDX Alternative FIAT ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(e)(19)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(e)(20)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(e)(21)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the AQE Core ETF (To be Filed by Amendment).

(e)(22)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (to be Filed by Amendment).

(e)(23)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(e)(24)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(e)(25)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Applied Finance IVS SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(e)(26)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(e)(27)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(e)(28)	Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(f)	Not applicable.

(g)(1)	Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(2)

Amendment No. 1 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(3)	Amendment No. 4 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(4)	Amendment No. 5 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(5)	Amendment No. 6 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(g)(6)	Amendment No. 7 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF and the UBC Algorithmic Fundamentals ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(g)(7)	Amendment No. 8 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(g)(8)

Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(g)(9)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(g)(10)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(g)(11)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(g)(12)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(g)(13)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the REX AI Equity Premium Income ETF, and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(g)(14)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(g)(15)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(16)	ETF Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(17)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(18)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(19)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(20)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(21)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(22)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(23)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(24)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(25)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(26)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(27)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(28)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(29)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF, (To be Filed by Amendment).

(g)(30)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, and Tuttle Capital IBIT 0DTE Covered Call ETF (To be Filed by Amendment).

(g)(31)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(32)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(33)	Master Custody Service Agreement between the Registrant and Anchorage Digital Bank N.A. on behalf of the REX-Osprey™ SOL +Staking ETF and REX-Osprey™ ETH +Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(g)(34)	Amendment to the Custody Agreement between the Registrant and [______] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(35)	Amendment to the Transfer Agent Services Agreement between the Registrant and [_________] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(36)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(37)	Amendment to Custody Agreement between the Registrant and [_____] on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(g)(38)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(g)(39)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___]on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(g)(40)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(41)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(42)	Amendment to Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(43)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(g)(44)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(g)(45)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(g)(46)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(g)(47)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(g)(48)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(g)(49)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(g)(50)	Amendment to the Custody Agreement between the Registrant and [_______] on behalf of the Tuttle Capital 1X Inverse Volatility ETF and Tuttle Capital 2X Inverse Volatility ETF (To be Filed by Amendment).

(g)(51)	Amendment to the Transfer Agent Agreement between the Registrant and [_______] on behalf of the Tuttle Capital 1X Inverse Volatility ETF and Tuttle Capital 2X Inverse Volatility ETF (To be Filed by Amendment).

(g)(52)	Amendment to the Custody Agreement between the Registrant and [_____] on behalf of the T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(g)(53)	Amendment to the Transfer Agent Agreement between the Registrant and [_______] on behalf of the T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(g)(54)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(55)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(56)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(57)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(58)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(g)(59)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(g)(60)	Amendment to the Transfer Agent Agreement between the Registrant and [___] on behalf of the AQE Core ETF (To be Filed by Amendment).

(g)(61)	Amendment to the Custody Agreement between the Registrant and [____]on behalf of the AQE Core ETF (To be Filed by Amendment).

(g)(62)	Amendment to the Custody Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(g)(63)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(g)(64)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(g)(65)	Amendment to the Transfer Agent Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(g)(66)	Amendment to the Custody Agreement between the Registrant and [____] on behalf of the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(g)(67)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___] on behalf of the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(g)(68)	Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance IVS SMID ETF (To be Filed by Amendment).

(g)(69)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(g)(70)	Amendment to the Custody Agreement between the Registrant and [___] on behalf of the Tuttle Capital UFO Disclosure ETF (To be Filed by Amendment).

(g)(71)	Amendment to the Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(g)(72)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(g)(73)	Amendment to the Custody Agreement between the Registrant and [___] on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(h)(1)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(2)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed on October 12, 2021.

(h)(3)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 11 on Form N-1A filed on July 20, 2021.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(5)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(7)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(8)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(9)

Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX ETFs and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, and IDX Alternative FIAT ETF – Filed Herewith.

(h)(11)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.
(h)(12)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(13)	Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(14)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(15)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(16)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(h)(17)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(18)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(19)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(h)(20)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 2, 2025.

(h)(21)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(h)(22)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(23)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(h)(24)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(h)(25)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the AQE Core ETF (To be Filed by Amendment).

(h)(26)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(h)(27)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(h)(28)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(h)(29)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance IVS SMID ETF, Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(h)(30)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(31)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(h)(32)	Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(33)	Amendment No. 4 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(34)	Amendment No. 6 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(h)(35)	Amendment No. 7 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(h)(36)	Amendment No. 8 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(37)	Amendment No. 9 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(38)	Amendment No. 10 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Trust is herein incorporated by reference from Registrant’s Post-Effective No. 33 on Form N-1A filed on November 28, 2022.

(h)(39)	Amendment No. 12 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(40)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(41)

Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(42)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(h)(43)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of REX AI Equity Premium Income ETF, and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(44)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(45)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(46)	ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(47)	Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(48)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(49)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(50)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(51)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(52)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(53)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(54)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(55)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-REX 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(56)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(57)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(58)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(59)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(h)(60)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, and Tuttle Capital COIN 0DTE Covered Call ETF(To be Filed by Amendment).

(h)(61)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on the behalf of the REX OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(62)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(63)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [_____] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(h)(64)	Amendment to the ETF Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(65)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AI in Healthcare ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, T-REX 2X Long SNOW Daily Target ETF, and T-REX 2X Long GME Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(h)(66)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and [____] on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(h)(67)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [____] on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, and Tuttle Capital UFO Disclosure AI Powered ETF (To be Filed by Amendment).

(h)(68)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on the behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(69)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF, Hedgeye Quality Growth ETF, Hedgeye Capital Allocation ETF, REX-Osprey MOVE ETF, and the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(70)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(71)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(h)(72)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(h)(73)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(h)(74)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF (To be Filed by Amendment).

(h)(75)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, and T-REX 2X Long HHH Daily Target ETF

(h)(76)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X Long BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(77)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and T-REX 2X Long BMNR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(78)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(h)(79)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, and Tuttle Capital Government Grift ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(h)(80)	Amendment to the Services Agreement between the Registrant and [_______] on behalf of the Tuttle Capital 1X Inverse Volatility ETF and Tuttle Capital 2X Inverse Volatility ETF (To be Filed by Amendment).

(h)(81)	Amendment to the Services Agreement between the Registrant and [______]on behalf of the T-REX 2X Long BYDDY Daily Target ETF, Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(h)(82)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(83)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(84)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the IDX Alternative FIAT ETF, T-REX 2X Long ETOR Daily Target ETF, and T-REX 2X Long GLXY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(h)(85)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant and [____] on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(h)(86)	Amendment to the Services Agreement between the Registrant and [___] on behalf of the AQE Core ETF (To be Filed by Amendment).

(h)(87)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(h)(88)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(h)(89)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(h)(90)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(h)(91)	Amendment to the Services Agreement between the Registrant and [___]on behalf of the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(h)(92)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Applied Finance IVS SMID ETF (To be Filed by Amendment).

(h)(93)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(h)(94)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(h)(95)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(96)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the GSR Crypto ETFs (To be Filed by Amendment).

(h)(97)	Amendment to the Services agreement between the Registrant and [___]on behalf of the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(h)(98)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and BNY Mellon ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(99)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Franklin Templeton ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(100)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Litman Gregory Funds ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(101)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Schwab Strategic Trust ETF Trust on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(102)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Volatility Shares ETF Trust on behalf of the REX-OspreyTM ETH + Staking ETF and REX-OspreyTM SOL + Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(h)(103)	Fee Waiver Letter dated January 16, 2025, between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(h)(104)

Fee Waiver Letter dated November 1, 2024 between Registrant and Tuttle Capital Management LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(h)(105)	Fee Waiver Letter dated June 25, 2024 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(h)(106)	Fee Waiver Letter dated February 18, 2025 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 19, 2025.

(h)(107)	Expense Limitation Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(108)	Fee Waiver Letter dated __________ between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(i)(1)	Opinion and Consent of Practus, LLP regarding the legality of securities registered with respect to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(i)(2)	Consent of Legal Counsel for the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(i)(3)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(i)(4)	Consent of Legal Counsel for the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(i)(5)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(i)(6)	Consent of Legal Counsel for the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(i)(7)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on November 9, 2021.

(i)(8)	Consent of Legal Counsel for Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(i)(9)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference form the Registration’s Post-Effective Amendment No 28 on Form N-1A filed on June 7, 2022.

(i)(10)	Consent of Counsel for the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(i)(11)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the WealthTrust DBS Long Term Growth is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(i)(12)	Consent of Counsel for the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(i)(13)

Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(i)(14)	Consent of Counsel for the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.
(i)(15)	Opinion and Consent of Counsel regarding legality of securities registered with respect to the Tuttle Capital 2X DBMF ETF (To be Filed by Amendment).

(i)(16)	Opinion and Consent of Counsel regarding legality of shares registered with respect to T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(i)(17)	Consent of Counsel for the T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(i)(18)	Opinion and Consent of Counsel regarding legality of shares registered with respect to LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(i)(19)	Consent of Counsel for the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(i)(20)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(i)(21)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(i)(22)	Consent of Counsel for the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(i)(23)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 106 on Form N-1A filed on October 31, 2023.

(i)(24)	Consent of Counsel for the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(i)(25)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(i)(26)	Consent of Counsel for Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(i)(27)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 112 on Form N-1A filed on November 17, 2023.

(i)(28)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(i)(29)	Consent of Legal Counsel for the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(i)(30)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF and T-REX 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(i)(31)	Consent of Legal Counsel for the T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG APPLE DAILY TARGET ETF, T-REX 2X INVERSE APPLE DAILY TARGET ETF, T-REX 2X LONG ALPHABET DAILY TARGET ETF, T-REX 2X INVERSE ALPHABET DAILY TARGET ETF, T-REX 2X LONG MICROSOFT DAILY TARGET ETF and T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(i)(32)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the TappAlpha SPY Daily Growth & Income ETF and TappAlpha Innovation 100 Daily Growth & Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(i)(33)	Consent of Legal Counsel for the TappAlpha Innovation 100 Growth & Daily Income ETF and TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 257 on Form N-1A filed on April 30, 2025.

(i)(34)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(i)(35)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(i)(36)	Consent of Legal Counsel for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 256 on Form N-1A filed on April 30, 2025.

(i)(37)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(i)(38)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(i)(39)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Inverse MSTR Daily Target ETF and the T-REX 2X Long MSTR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(i)(40)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(i)(41)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Option Income ETFs (To be Filed by Amendment).

(i)(42)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(i)(43)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(i)(44)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Put Write ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(i)(45)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the SMI 3Fourteen SMI REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(i)(46)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 236 on Form N-1A filed on March 11, 2025.

(i)(47)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(i)(48)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 245 on Form N-1A filed on March 28, 2025.

(i)(49)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital IBIT 0DTE Covered Call ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 365 on Form N-1A filed on August 29, 2025.

(i)(50)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX-OspreyTM SOL +Staking ETF and the REX Osprey™ ETH +Staking ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 303 on Form N-1A filed on June 27, 2025.

(i)(51)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX Osprey™ XRP ETF and the REX Osprey™ DOGE ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 383 on Form N-1A filed on September 12, 2025.

(i)(52)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(i)(53)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(i)(54)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(i)(55)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital No Bleed Tail Risk ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 276 on Form N-1A filed on May 21, 2025.

(i)(56)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 286 on Form N-1A filed on May 30, 2025.

(i)(57)	Consent of Legal Counsel for the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(i)(58)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, and T-REX 2X Long SMR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(i)(59)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, and T-REX 2X Long DOUL Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 318 on Form N-1A filed on July 22, 2025.

(i)(60)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long GEV Daily Target ETF and T-REX 2X Long HHH Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(i)(61)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital 1X Inverse Volatility ETF and Tuttle Capital 2X Inverse Volatility ETF (To be Filed by Amendment).

(i)(62)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long BYDDY Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on September 12, 2025.

(i)(63)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X Long CRCL Daily Target ETF herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 338 on Form N-1A filed on August 6, 2025.

(i)(64)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(i)(65)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the IDX Alternative FIAT ETF – Filed Herewith.

(i)(66)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital Government Grift ETF (To be Filed by Amendment).

(i)(67)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-REX 2X TRON Daily Target ETF (To be Filed by Amendment).

(i)(68)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF and T-REX 2X Inverse CRCL Daily Target ETF (To be Filed by Amendment).

(i)(69)	Opinion and Consent of Counsel regarding legality of shares with respect to the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(i)(70)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long FIG Daily Target ETF and the T-REX 2X Long SBET Daily Target ETF (To be Filed by Amendment).

(i)(71)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, and T-REX 2X Inverse FIG Daily Target ETF (To be Filed by Amendment).

(i)(72)	Opinion and Consent of Counsel regarding legality of shares with respect to the AQE Core ETF (To be Filed by Amendment).

(i)(73)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long BLSH Daily Target ETF (to be Filed by Amendment).

(i)(74)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF and T-REX 2X Inverse BLSH Daily Target ETF (To be Filed by Amendment).

(i)(75)	Opinion and Consent of Counsel regarding legality of shares with respect to the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(i)(76)	Opinion and Consent of Counsel regarding legality of shares with respect to the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(i)(77)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital Income Blast ETFs (To be Filed by Amendment).

(i)(78)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long KLAR Daily Target ETF (To be Filed by Amendment).

(i)(79)	Opinion and Consent of Counsel regarding legality of shares with respect to the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(i)(80)	Opinion and Consent of Counsel regarding legality of shares with respect to the Tuttle Capital UFO Disclosure ETF (To be Filed by Amendment).

(i)(81)	Opinion and Consent of Counsel regarding legality of shares with respect to the GSR Crypto ETFs (To be Filed by Amendment).

(i)(82)	Opinion and Consent of Counsel regarding legality of shares with respect to the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(i)(83)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, and T-REX 2X Long VEEV Daily Target ETF (To be Filed by Amendment).

(i)(84)	Opinion and Consent of Counsel regarding legality of shares with respect to the T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(j)(1)	Consent of Independent Registered Public Accounting Firm on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(j)(2)	Consent of Independent Registered Public Accounting Firm on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 324 on Form N-1A filed on July 25, 2025.

(j)(3)	Consent of Independent Registered Public Accounting Firm on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(j)(4)	Consent of Independent Registered Public Accounting Firm on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.

(j)(5)	Consent of Independent Registered Public Accounting Firm on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(j)(6)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 244 on Form N-1A filed on March 28, 2025.

(j)(7)	Consent of Independent Registered Public Accounting Firm on behalf of the T-REX 2X Long Tesla Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF and T-REX 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(j)(8)	Consent of Independent Registered Public Accounting Firm on behalf of the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(j)(9)	Consent of Independent Registered Public Accounting Firm on behalf of the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(j)(10)	Consent of Independent Registered Public Accounting Firm on behalf of Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(j)(11)	Consent of Independent Registered Public Accounting Firm on behalf of Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(j)(12)	Consent of Independent Registered Public Accounting Firm on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(j)(13)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(j)(14)	Consent of Independent Registered Public Accounting Firm on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 256 on Form N-1A filed on April 30, 2025.

(j)(15)	Consent of Independent Registered Public Accounting Firm on behalf of the TappAlpha Innovation 100 Growth & Daily Income ETF and TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 257 on Form N-1A filed on April 30, 2025.

(j)(16)	Consent of Independent Registered Public Accounting Firm on behalf of the T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG APPLE DAILY TARGET ETF, T-REX 2X INVERSE APPLE DAILY TARGET ETF, T-REX 2X LONG ALPHABET DAILY TARGET ETF, T-REX 2X INVERSE ALPHABET DAILY TARGET ETF, T-REX 2X LONG MICROSOFT DAILY TARGET ETF and T-REX 2X INVERSE MICROSOFT DAILY TARGET ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 258 on Form N-1A filed on April 30, 2025.

(j)(17)	Consent of Independent Registered Public Accounting Firm on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(j)(18)	Consent of Independent Registered Public Accounting Firm on behalf of the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 326 on Form N-1A filed on July 29, 2025.

(l)	Initial Capital Agreement is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 for the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1 for the T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, and T-REX 2X INVERSE COIN DAILY TARGET ETF, Tuttle Capital RSP Option Income Strategy ETF, Tuttle Capital KRE Option Income Strategy ETF, Tuttle Capital IYR Option Income Strategy ETF, Tuttle Capital XLU Option Income Strategy ETF, Tuttle Capital XLE Option Income Strategy ETF, Tuttle Capital XHB Option Income Strategy ETF, Tuttle Capital EEM Option Income Strategy ETF, Tuttle Capital EFA Option Income Strategy ETF, Tuttle Capital XLF Option Income Strategy ETF, Tuttle Capital VTV Option Income Strategy ETF, Tuttle Capital IJH Option Income Strategy ETF, Tuttle Capital XLV Option Income Strategy ETF, Tuttle Capital SMH Option Income Strategy ETF, Tuttle Capital XBI Option Income Strategy ETF, Tuttle Capital XLY Option Income Strategy ETF, Tuttle Capital TSLA Put Write ETF, Tuttle Capital NVDA Put Write ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital COIN Put Write ETF, and Tuttle Capital QQQ Put Write ETF, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, T-REX 2X Long XRP Daily Target ETF, T-REX 2X Long Solana Daily Target ETF, T-REX 2X Long Trump Daily Target ETF, T-REX 2X Long Litecoin Daily Target ETF, T-REX 2X Long Melania Daily Target ETF, T-REX 2X Long Bonk Daily Target ETF, T-REX 2X Long BNB Daily Target ETF, T-REX 2X Long Cardano Daily Target ETF, T-REX 2X Long Chainlink Daily Target ETF, T-REX 2X Long Polkadot Daily Target ETF, Tuttle Capital Agentic AI ETF, Tuttle Capital AI in Healthcare ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF, Tuttle Capital UFO Disclosure AI Powered ETF, Tuttle Capital No Bleed Tail Risk ETF, T-REX 2X Long DKNG Daily Target ETF, T-REX 2X Long BULL Daily Target ETF, T-REX 2X Long XXI Daily Target ETF, T-REX 2X Long CRWV Daily Target ETF, T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, and T-REX 2X Long CRCL Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 317 on Form N-1A filed on July 22, 2025.

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(m)(6)	Distribution Plan Pursuant to Rule 12b-1 for the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Hedgeye ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the OTG Latin America ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 286 on Form N-1A filed on May 30, 2025.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the REX-OspreyTM ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 325 on Form N-1A filed on July 28, 2025.

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the Golden Eagle Dynamic Hypergrowth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the IDX Alternative FIAT ETF – Filed Herewith.

(m)(12)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Capital Government Grift ETF, T-REX 2X TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF and T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF and T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital Income Blast ETFs, T-REX 2X Long KLAR Daily Target ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF (To be Filed by Amendment).

(m)(13)	Distribution Plan Pursuant to Rule 12b-1 for the Brookmont Dividend Growth ETF (To be Filed by Amendment).

(m)(14)	Distribution Plan Pursuant to Rule 12b-1 for the AQE Core ETF (To be Filed by Amendment).

(m)(15)	Distribution Plan Pursuant to Rule 12b-1 for the Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF (To be Filed by Amendment).

(m)(16)	Distribution Plan Pursuant to Rule 12b-1 for the REX-Osprey™ BNB +Staking ETF (To be Filed by Amendment).

(m)(17)	Distribution Plan Pursuant to Rule 12b-1 for the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF (To be Filed by Amendment).

(m)(18)	Distribution Plan Pursuant to Rule 12b-1 for the GSR Crypto ETFs (To be Filed by Amendment).

(m)(19)	Distribution Plan Pursuant to Rule 12b-1 for the Argent Large Cap Growth ETF and the Argent Large Cap Value ETF (To be Filed by Amendment).

(n)(1)	Rule 18f-3 Multi-Class Plan. Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(2)	Code of Ethics for Ridgeline Research, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(p)(3)	Code of Ethics for Vident Asset Management is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(4)	Code of Ethics for Formidable Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(p)(5)	Code of Ethics for Toroso Asset Management is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 255 on Form N-1A filed on April 30, 2025.

(p)(7)	Code of Ethics for Gea Sphere, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(8)	Code of Ethics for Kingsbarn Capital Management, LLC is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(9)	Code of Ethics for WealthTrust Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(10)	Code of Ethics for Cultivar Capital, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(11)	Code of Ethics for Tuttle Capital Management LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 318 on Form N-1A filed on July 22, 2025.

(p)(12)	Code of Ethics for Laffer Tengler Investments, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(13)	Code of Ethics for REX Advisers, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(p)(14)	Code of Ethics for Brendan Wood TopGun Partnerships Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.
(p)(15) (p)(16) (p)(17)

Code of Ethics for IDX Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

Code of Ethics for Tapp Finance, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

Code of Ethics for 3Fourteen & SMI Advisory Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(18)	Code of Ethics for Brookmont Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(19)	Code of Ethics for King Ridge Capital Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(20)	Code of Ethics for OT Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(p)(21)	Code of Ethics for Hedgeye Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 288 on Form N-1A filed on June 3, 2025.

(p)(22)	Code of Ethics for OTG Asset Management, Ltd. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on March 12, 2025.

(p)(23)	Code of Ethics for Golden Eagle Strategies, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 373 on Form N-1A filed on September 10, 2025.

(p)(24)	Code of Ethics for Arlington Partners, LLC (To be Filed by Amendment).

(p)(25)	Code of Ethics for Framework Digital Advisors LLC (To be filed by Amendment).

(p)(26)	Code of Ethics for Highland Capital Management, LLC (To be Filed by Amendment).

(q)	Power of Attorney for Mary Lou H. Ivey, Dr. David J. Urban, and Theo H. Pitt, Jr. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 395 on Form N-1A filed on September 24, 2025.

Item 29. Persons Controlled By or Under Common Control With Registrant

The REX-Osprey™ SOL + Staking ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ SOL (Cayman) Portfolio S.P. (the “SOL Subsidiary”), an exempt company organized under the laws of Cayman Islands. The SOL Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ SOL + Staking ETF’s report filed on Form N-CSR.

The REX-Osprey™ ETH + Staking ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ ETH ETF (Cayman) Portfolio S.P. (the “ETH Subsidiary”), an exempt company organized under the laws of Cayman Islands. The ETH Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ ETH + Staking ETF’s report filed on Form N-CSR.

The REX-Osprey™ XRP ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ XRP ETF (Cayman) Portfolio S.P. (the “XRP Subsidiary”), an exempt company organized under the laws of Cayman Islands. The XRP Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ XRP ETF’s report filed on Form N-CSR.

The REX-Osprey™ DOGE ETF, a series of the Registrant, wholly owns and controls REX-Osprey™ DOGE (Cayman) Portfolio S.P. (the “DOGE Subsidiary”), an exempt company organized under the laws of Cayman Islands. The DOGE Subsidiary’s financial statements will be included on a consolidated basis in the REX-Osprey™ DOGE ETF’s report filed on Form N-CSR.

The IDX Alternative FIAT ETF, a series of the Registrant, wholly owns and controls IDX Alternative FIAT (Cayman) Portfolio S.P. (the “IDX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The IDX Subsidiary’s financial statements will be included on a consolidated basis in the IDX Alternative FIAT ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The description of the Investment Adviser is found under the caption “Management,” “The Investment Adviser” in the Prospectus and under the caption “Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Adviser may provide investment advisory services to persons or entities other than the Registrant.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust

14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	Ardian Access LLC
19.	ARK ETF Trust
20.	ARK Venture Fund
21.	Bitwise Funds Trust
22.	BondBloxx ETF Trust
23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
50.	Davis Fundamental ETF Trust
51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.	Defiance Quantum ETF, Series of ETF Series Solutions
53.	Denali Structured Return Strategy Fund
54.	Dodge & Cox Funds
55.	DoubleLine ETF Trust
56.	DoubleLine Income Solutions Fund
57.	DoubleLine Opportunistic Credit Fund
58.	DoubleLine Yield Opportunities Fund
59.	DriveWealth ETF Trust
60.	EIP Investment Trust
61.	Ellington Income Opportunities Fund
62.	ETF Opportunities Trust
63.	Exchange Listed Funds Trust
64.	Exchange Place Advisors Trust
65.	FlexShares Trust
66.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
67.	Forum Funds
68.	Forum Funds II
69.	Forum Real Estate Income Fund
70.	Fundrise Growth Tech Fund, LLC
71.	GoldenTree Opportunistic Credit Fund
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Funds Trust
74.	Guinness Atkinson Funds

75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
83.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
84.	Innovator ETFs Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC
86.	Ironwood Multi-Strategy Fund LLC
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.	John Hancock Exchange-Traded Fund Trust
89.	Kurv ETF Trust
90.	Lazard Active ETF Trust
91.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
92.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
93.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
94.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
95.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
96.	Manor Investment Funds
97.	MoA Funds Corporation
98.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
99.	Morgan Stanley ETF Trust
100.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
102.	Morningstar Funds Trust
103.	NEOS ETF Trust
104.	Niagara Income Opportunities Fund
105.	North Square Evanston Multi-Alpha Fund
106.	NXG Cushing® Midstream Energy Fund
107.	NXG NextGen Infrastructure Income Fund
108.	OTG Latin American Fund, Series of World Funds Trust
109.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
110.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
116.	Palmer Square Funds Trust
117.	Palmer Square Opportunistic Income Fund
118.	Partners Group Private Income Opportunities, LLC
119.	Perkins Discovery Fund, Series of World Funds Trust
120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
121.	Plan Investment Fund, Inc.
122.	Point Bridge America First ETF, Series of ETF Series Solutions
123.	Precidian ETFs Trust
124.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
125.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
126.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
127.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
128.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
129.	Renaissance Capital Greenwich Funds
130.	REX ETF Trust
131.	Reynolds Funds, Inc.
132.	RMB Investors Trust
133.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
134.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

135.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
136.	Roundhill Cannabis ETF, Series of Listed Funds Trust
137.	Roundhill ETF Trust
138.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
139.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
140.	Roundhill Video Games ETF, Series of Listed Funds Trust
141.	Rule One Fund, Series of World Funds Trust
142.	Russell Investments Exchange Traded Funds
143.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
144.	Six Circles Trust
145.	Sound Shore Fund, Inc.
146.	SP Funds Trust
147.	Sparrow Funds
148.	Spear Alpha ETF, Series of Listed Funds Trust
149.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
150.	STF Tactical Growth ETF, Series of Listed Funds Trust
151.	Strategic Trust
152.	Strategy Shares
153.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
154.	Tekla World Healthcare Fund
155.	Tema ETF Trust
156.	The 2023 ETF Series Trust
157.	The 2023 ETF Series Trust II
158.	The Community Development Fund
159.	The Cook & Bynum Fund, Series of World Funds Trust
160.	The Finite Solar Finance Fund
161.	The Private Shares Fund
162.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
163.	Third Avenue Trust
164.	Third Avenue Variable Series Trust
165.	Tidal Trust I
166.	Tidal Trust II
167.	Tidal Trust III
168.	TIFF Investment Program
169.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
170.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
171.	Timothy Plan International ETF, Series of The Timothy Plan
172.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
173.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
174.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
175.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
176.	Total Fund Solution
177.	Touchstone ETF Trust
178.	Trailmark Series Trust
179.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Long Ether Daily Target ETF
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	U.S. Global Investors Funds

196.	Union Street Partners Value Fund, Series of World Funds Trust
197.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
198.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
199.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
200.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
201.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
202.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
203.	Virtus Stone Harbor Emerging Markets Income Fund
204.	Volatility Shares Trust
205.	WEBs ETF Trust
206.	Wedbush Series Trust
207.	Wellington Global Multi-Strategy Fund
208.	Wilshire Mutual Funds, Inc.
209.	Wilshire Variable Insurance Trust
210.	WisdomTree Digital Trust
211.	WisdomTree Trust
212.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Adviser

Ridgeline Research LLC, 14961 Finegan Farm Drive, Darnestown, Maryland 20874 (records relating to its function as investment adviser to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF).

b)	Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (records relating to its function as sub-adviser to the American Conservative Values ETF, the American Conservative Values Small-Cap ETF, the Kingsbarn Tactical Bond ETF, the Kingsbarn Dividend Opportunity ETF , the REX ETFs, the REX FANG & Innovation Equity Premium Income ETF, the REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, the REX IncomeMax IBIT Strategy ETF and the REX Bitcoin Corporate Treasury Convertible Bond ETF).

c)	Adviser	Formidable Asset Management, LLC, 221 East fourth Street, Suite 2700, Cincinnati, Ohio 45202 (records relating to its function as investment adviser to the Formidable ETFs).
d)	Sub-Adviser

Tidal Investments, LLC, 898 N. Broadway, Suite 2, Massapequa, New York 11758 (records relating to its function as sub-adviser to the Formidable ETFs, the Applied Finance Valuation Large Cap ETF, WealthTrust DBS Long Term Growth ETF, Cultivar ETF, IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, the SMI 3Fourteen Full-Cycle Trend ETF, the SMI 3Fourteen REAL Asset Allocation ETF, Hedgeye Capital Allocation ETF, Hedgeye Quality Growth ETF, Hedgeye 130/30 Equity ETF, Hedgeye Fourth Turning ETF, the OTG Latin America ETF, the IDX Alternative FIAT ETF, the Applied Finance IVS International Large ETF, Applied Finance IVS International Small ETF, Argent Large Cap Growth ETF and Argent Large Cap Value ETF).

e)	Adviser

Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as adviser to the Applied Finance Valuation Large Cap ETF, the Applied Finance IVS International Large ETF and Applied Finance IVS International Small ETF).

f)	Adviser

Kingsbarn Capital Management, LLC, 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134 (records relating to its function as adviser to the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF ).

g)	Adviser	WealthTrust Asset Management, LLC, 4458 Legendary Drive, Suite 140, Destin, Florida 32541 (records relating to its function as adviser to the WealthTrust DBS Long Term Growth ETF).
h)	Adviser	Cultivar Capital, Inc., 421 E. Hickory Street, Suite 103, Denton, Texas 76201 (records relating to its function as adviser to the Cultivar ETF).

i)	Adviser

Tuttle Capital Management LLC, 155 Lockwood Rd., Riverside CT 06878 (records relating to its function as adviser to the Tuttle Capital 2X DBMF ETF, Tuttle Capital 2X All Innovation ETF, Tuttle Capital 2X Inverse All Innovation ETF, T-REX 2X Inverse NVIDIA Daily Target ETF, T-REX 2X Inverse Tesla Daily Target ETF, T-REX 2X Long NVIDIA Daily Target ETF, T-REX 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-REX 2X Long Apple Daily Target ETF, T-REX 2X Inverse Apple Daily Target ETF, T-REX 2X Long Alphabet Daily Target ETF, T-REX 2X Inverse Alphabet Daily Target ETF, T-REX 2X Long Microsoft Daily Target ETF, T-REX 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Congressional Trading ETF, the T-REX 2X Hedge ETFs, the Tuttle Option Income ETFs, the Put Write ETFs, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, Tuttle Capital IBIT 0DTE Covered Call ETF, the Tuttle 2X Crypto ETFs, the Tuttle Capital AI Powered ETFs, the Tuttle Capital No Bleed Tail Risk ETF, the T-REX 2X Long DKNG Daily Target ETF, the T-REX 2X Long BULL Daily Target ETF, the T-REX 2X Long XXI Daily Target ETF, the T-REX 2X Long CRWV Daily Target ETF, and the T-REX 2X Long SMR Daily Target ETF, T-REX 2X Long AVAV Daily Target ETF, T-REX 2X Long AFRM Daily Target ETF, T-REX 2X Long ACHR Daily Target ETF, T-REX 2X Long AUR Daily Target ETF, T-REX 2X Long AXON Daily Target ETF, T-REX 2X Long B Daily Target ETF, T-REX 2X Long BBAI Daily Target ETF, T-REX 2X Long BKNG Daily Target ETF, T-REX 2X Long CVNA Daily Target ETF, T-REX 2X Long CEG Daily Target ETF, T-REX 2X Long DDOG Daily Target ETF, T-REX 2X Long WGS Daily Target ETF, T-REX 2X Long DNA Daily Target ETF, T-REX 2X Long KTOS Daily Target ETF, T-REX 2X Long OKLO Daily Target ETF, T-REX 2X Long QUBT Daily Target ETF, T-REX 2X Long RXRX Daily Target ETF, T-REX 2X Long TEM Daily Target ETF, T-REX 2X Long TTD Daily Target ETF, T-REX 2X Long UPXI Daily Target ETF, T-REX 2X Long UPST Daily Target ETF, T-REX 2X Long SOUN Daily Target ETF, T-REX 2X Long SMLR Daily Target ETF, T-REX 2X Long GLXY Daily Target ETF, T-REX 2X Long DOUL Daily Target ETF, Tuttle Capital 1X Inverse Volatility ETF, Tuttle Capital 2X Inverse Volatility ETF, and T-REX 2X Long BYDDY Daily Target ETF, T-REX 2X Long GEV Daily Target ETF, T-REX 2X Long HHH Daily Target ETF, T-REX 2X Long CRCL Daily Target ETF, Tuttle Capital Government Grift ETF, T-REX 2X Long TRON Daily Target ETF, T-REX 2X Long CCCM Daily Target ETF, T-REX 2X Long LMND Daily Target ETF, T-REX 2X Long OSCR Daily Target ETF, T-REX 2X Long OUST Daily Target ETF, T-REX 2X Long SPOT Daily Target ETF, T-REX 2X Long SYM Daily Target ETF, T-REX 2X Long RDW Daily Target ETF, T-REX 2X Long UNH Daily Target ETF, T-REX 2X Long VOYG Daily Target ETF, T-REX 2X Long ETOR Daily Target ETF, T-REX 2X Long CHYM Daily Target ETF, T-REX 2X Long BMNR Daily Target ETF, T-REX 2X Long APLD Daily Target ETF, T-REX 2X Inverse CRWV Daily Target ETF, T-REX 2X Inverse CRCL Daily Target ETF, T-REX 2X Long FIG Daily Target ETF, T-REX 2X Long SBET Daily Target ETF, T-REX 2X Long FLY Daily Target ETF, T-REX 2X Inverse FLY Daily Target ETF, T-REX 2X Inverse FIG Daily Target ETF, T-REX 2X Long BLSH Daily Target ETF, T-REX 2X Long STUB Daily Target ETF, T-REX 2X Long MP Daily Target ETF, T-REX 2X Long SRPT Daily Target ETF, T-REX 2X Long CIFR Daily Target ETF, T-REX 2X Long ASTS Daily Target ETF, T-REX 2X Long BTBT Daily Target ETF, T-REX 2X Long WULF Daily Target ETF, T-REX 2X Long QS Daily Target ETF, T-REX 2X Inverse BLSH Daily Target ETF, Tuttle Capital MicroStrategy Income Blast ETF, Tuttle Capital NVIDIA Income Blast ETF, Tuttle Capital Coinbase Income Blast ETF, Tuttle Capital Tesla Income Blast ETF, Tuttle Capital Palantir Income Blast ETF, Tuttle Capital HOOD Income Blast ETF, Tuttle Capital Magnificent 7 Income Blast ETF, Tuttle Capital Meme Stock Income Blast ETF, Tuttle Capital Quantum Computing Income Blast ETF, Tuttle Capital Drone Income Blast ETF, Tuttle Capital Space Industry Income Blast ETF, Tuttle Capital AI Infrastructure Income Blast ETF, Tuttle Capital Nuclear Power Income Blast ETF, Tuttle Capital AI Emerging Leaders Income Blast ETF, Tuttle Capital Crypto Treasury Income Blast ETF, Tuttle Capital AI Healthcare Income Blast ETF, Tuttle Capital Agentic AI Income Blast ETF, Tuttle Capital Emerging Markets AI Income Blast ETF, Tuttle Capital Robotics Income Blast ETF, Tuttle Capital Ethereum Income Blast ETF, Tuttle Capital IBIT Income Blast ETF, T-REX 2X Long KLAR Daily Target ETF, Tuttle Capital SOL Income Blast ETF, Tuttle Capital XRP Income Blast ETF, Tuttle Capital DOGE Income Blast ETF, Tuttle Capital Cardano Income Blast ETF, Tuttle Capital Chainlink Income Blast ETF, Tuttle Capital BNB Income Blast ETF, Tuttle Capital AVAX Income Blast ETF, Tuttle Capital UFO Disclosure ETF, T-REX 2X Long ASST Daily Target ETF, T-REX 2X Long ABTC Daily Target ETF, T-REX 2X Long BNC Daily Target ETF, T-REX 2X Long BTDR Daily Target ETF, T-REX 2X Long CANG Daily Target ETF, T-REX 2X Long CAVA Daily Target ETF, T-REX 2X Long CELH Daily Target ETF, T-REX 2X Long CHWY Daily Target ETF, T-REX 2X Long CLS Daily Target ETF, T-REX 2X Long CORZ Daily Target ETF, T-REX 2X Long DNUT Daily Target ETF, T-REX 2X Long EMPD Daily Target ETF, T-REX 2X Long EOSE Daily Target ETF, T-REX 2X Long ETHM Daily Target ETF, T-REX 2X Long ETHZ Daily Target ETF, T-REX 2X Long GPRO Daily Target ETF, T-REX 2X Long GTLS Daily Target ETF, T-REX 2X Long ICHR Daily Target ETF, T-REX 2X Long ICLR Daily Target ETF, T-REX 2X Long IREN Daily Target ETF, T-REX 2X Long KSS Daily Target ETF, T-REX 2X Long MBLY Daily Target ETF, T-REX 2X Long MEIP Daily Target ETF, T-REX 2X Long NVTS Daily Target ETF, T-REX 2X Long OPEN Daily Target ETF, T-REX 2X Long POOL Daily Target ETF, T-REX 2X Long PTON Daily Target ETF, T-REX 2X Long SUIG Daily Target ETF, T-REX 2X Long TMUS Daily Target ETF, T-REX 2X Long TONX Daily Target ETF, T-REX 2X Long VEEV Daily Target ETF, T-REX 2X Long DFDV Daily Target ETF, T-REX 2X Long FIGR Daily Target ETF, T-REX 2X Long FMCC Daily Target ETF, T-REX 2X Long FNMA Daily Target ETF, T-REX 2X Long FORD Daily Target ETF, T-REX 2X Long OCTO Daily Target ETF, T-REX 2X Long VKTX Daily Target ETF).

j)	Sub-Adviser	Laffer Tengler Investments, Inc., 103 Murphy Court, Nashville, TN 37203 (records relating to its function as sub-adviser to the LAFFER|TENGLER Equity Income ETF).
k)	Adviser

REX Advisers, LLC, 1241 Post Road, Second Floor, Fairfield, Connecticut 06824 (records relating to its function as adviser to the REX ETFs, REX FANG & Innovation Equity Premium Income ETF, REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, REX IncomeMax IBIT Strategy ETF, the REX Bitcoin Corporate Treasury Convertible Bond ETF, REX-OspreyTM ETFs, and the REX-Osprey™ BNB +Staking ETF).

l)	Sub-Adviser	Brendan Wood TopGun Partnerships Inc., 15 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2 (records relating to its function as sub-adviser to the Brendan Wood TopGun ETF).
m)	Adviser

Tapp Finance, Inc., 3700 W. Lawton St., Seattle, Washington 98199 (records relating to its function as adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

n)	Sub-Adviser

Tuttle Capital Management, LLC, 155 Lockwood Rd., Riverside CT 06878 (relating to its function as sub-adviser to the TappAlpha SPY Growth & Daily Income ETF, TappAlpha Innovation 100 Growth & Daily Income ETF, and the GSR Crypto ETFs).

o)	Adviser

IDX Advisors, LLC, 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016 (records relating to its function as adviser to the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF and IDX Alternative FIAT ETF).

p)	Adviser

3Fourteen & SMI Advisory Services, LLC, 4400 Ray Blvd., Columbus, Indiana 47203 (records relating to its function as adviser to the SMI 3Fourteen Full-Cycle Trend ETF and the SMI 3Fourteen REAL Asset Allocation ETF).

q)	Adviser

Brookmont Capital Management, LLC, 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225 (records relating to its function as adviser to the Brookmont Catastrophic Bond ETF and the Brookmont Dividend Growth ETF).

r)	Sub-Adviser	King Ridge Capital Advisors, LLC, 87 Summit Road, New London, NH 03257 (relating to its function as sub-adviser to the Brookmont Catastrophic Bond ETF).
s)	Sub-Advisor	OT Advisors, LLC, 7284 West Palmetto Park Road, Suite 303, Boca Raton, Florida 33433 (relating to its function as sub-adviser to the Opportunistic Trader ETF).
t)	Adviser

Hedgeye Asset Management, LLC, 1 High Ridge Park, 3rd Floor, Stamford, CT 06905 (relating to its function as adviser to the Hedgeye Capital Allocation ETF, Hedgeye Quality Growth ETF, Hedgeye 130/30 Equity ETF and Hedgeye Fourth Turning ETF).

u)	Adviser	OTG Asset Management, Ltd., Montenegro #1439 Torre Infrabol Piso 6, La Paz, Bolivia (relating to its function as the adviser to the OTG Latin America ETF).
v)	Adviser	Golden Eagle Strategies, Inc., 2103 South Ocean Boulevard, Unit B, Delray Beach, Florida 33483 (relating to its function as the adviser to the Golden Eagle Dynamic Hypergrowth ETF).
w)	Adviser	Arlington Partners, LLC, 2000 Morris Avenue, Suite 1300, Birmingham, Alabama 35203 (relating to its function as the adviser to the AQE Core ETF).

x)	Adviser	Highland Capital Management, LLC, 850 Ridge Lake Blvd., Suite 205, Memphis, Tennessee 38120 (relating to its function as the adviser to the Argent Large Cap Growth ETF and Argent Large Cap Value ETF)
y)	Sub-Adviser	[_______________] (relating to its function as sub-adviser to the AQE Core ETF).
z)	Adviser	Framework Digital Advisors LLC, 347 5th Avenue, Suite 1402-700, New York, New York 10016 (relating to its function as the adviser to the GSR Crypto ETFs).

aa)	Custodian, Transfer Agency	Citibank, N.A., 390 Greenwich Street, 6th Floor, New York, New York 10013.

bb)	Transfer Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

cc)	Custodian	U.S. Bank, N.A., 425 Walnut St., Cincinnati, Ohio 45202.
dd)	Administrator	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

ee)	Distributor	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.
ff)	Fund Accountant	Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 396 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 24th day of September, 2025.

ETF OPPORTUNITIES TRUST

By:	/s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 396 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*Mary Lou H. Ivey	Trustee	September 24, 2025

	*Theo H. Pitt, Jr.	Trustee	September 24, 2025

	*Dr. David J. Urban	Trustee	September 24, 2025

	/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	September 24, 2025
Karen M. Shupe

	/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	September 24, 2025
Ann T. MacDonald

*By:	/s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on September 24, 2025 (Accession No. 0001999371-25-013876).

EXHIBITS

(d)(20)	Form of Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Fixed Income ETF and the IDX Alternative FIAT ETF

(d)(22)	Form of Sub-Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Fixed Income ETF and the IDX Alternative FIAT ETF

(d)(23)	Management Agreement between T-REX (Cayman) Portfolios SPC and IDX Advisors, LLC on behalf of the IDX Alternative FIAT ETF

(h)(10)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, and IDX Alternative FIAT ETF

(i)(65)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the IDX Alternative FIAT ETF

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the IDX Alternative FIAT ETF